UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PERPETUA RESOURCES CORP.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS
You are invited to our 2026 annual general meeting (the “Annual Meeting” or “Meeting”) of the shareholders of PERPETUA RESOURCES CORP. (“Perpetua” or the “Company”).
When	Where
Thursday, June 4, 2026 10:00 a.m., Mountain Time	Online at www.virtualshareholdermeeting.com/PPTA2026
Items of Business	Our Board of Directors Recommends You Vote:
• To receive and consider the audited financial statements of the Company together with the auditors’ report thereon for the financial year ended December 31, 2025;
• To set the number of directors at nine (9);	FOR the setting of the number of directors at nine
• To elect the nine (9) directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;	FOR the election of each director nominee
• To approve the Company’s 2026 Equity Incentive Plan;	FOR the approval of the 2026 Equity Incentive plan
• To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2026 at a remuneration to be set by the directors; and	FOR the ratification of the appointment
• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors of the Company has fixed April 8, 2026 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
We are pleased to take advantage of Securities and Exchange Commission rules that allow us to provide our notice of annual meeting, proxy statement and 2025 annual report to shareholders online, with paper copies available free of charge upon request. On or about April 24, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, instead of a paper copy of our proxy materials.
By Order of the Board of Directors

Jonathan Cherry
President and Chief Executive Officer
April 24, 2026
Important Notice Regarding the Availability of Proxy Materials for the Perpetua Resources Corp. Shareholder Meeting to be Held on June 4, 2026. The Proxy Statement and our 2025 Annual Report on Form 10-K are available at the SEC’s website at www.sec.gov, under our SEDAR+ profile at www.sedarplus.ca and on our website at www.investors.perpetuaresources.com.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2025 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PERPETUA RESOURCES CORP.
PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, June 4, 2026
ANNUAL GENERAL MEETING INFORMATION
General
The proxy is solicited by the Board of Directors (the “Board” or “Directors”) of Perpetua Resources Corp. (“Perpetua” or the “Company”) for the Annual General Meeting (the “Annual Meeting” or “Meeting”) of Shareholders to be held at 10:00 a.m., Mountain Time, on Thursday, June 4, 2026, and any adjournment or postponement thereof. This year’s Annual Meeting will be held in a virtual-meeting format only. Registered Shareholders, non-registered (beneficial) shareholders who have received a valid 16-digit control number, and duly appointed proxyholders who log into the Meeting online may participate in the Annual Meeting at http://www.virtualshareholdermeeting.com/PPTA2026 and will be able to listen, ask questions and securely vote through the web-based platform, provided they are connected to the internet and following the instructions online. Our principal office is located at 405 S. 8th Street, Ste 201, Boise, Idaho 83702. This Proxy Statement is first being made available to our shareholders on or about April 24, 2026.
Unless otherwise indicated, references herein to “$” or “dollars” are expressed in U.S. dollars (US$), and references to Canadian dollars are noted as “C$” or “CAD $.”
Outstanding Securities and Quorum
Only holders of record of our common shares (the “Common Shares”) at the close of business on April 8, 2026 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 125,093,670 Common Shares outstanding and entitled to vote. There are no special rights or restrictions of any nature attached to any of the Common Shares, which all rank equally as to all benefits which might accrue to the holders of Common Shares. Each Common Share is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting.
The presence, in person or by proxy, of two or more shareholders representing at least 33 1∕3% of the outstanding Common Shares on the Record Date entitled to be voted (constituting 41,697,890 votes) will constitute a quorum for the transaction of business at the Annual Meeting.
Notice and Access
We are furnishing proxy materials to our registered and non-registered (beneficial) shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials under Rule 14a-16 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise. These procedures also satisfy the “notice-and-access” requirements as defined under NI 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). We are not using procedures known as “stratification” with our use of notice-and-access in relation to the Meeting. Stratification occurs when a reporting issuer using notice-and-access provides a paper copy of the relevant Proxy Statement to some, but not all, shareholders with the notice package in relation to the relevant meeting.
We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.

Appointment of Proxyholder
The purpose of a proxy is to designate persons who will vote the proxy on a shareholder’s behalf in accordance with the instructions given by the shareholder in the proxy. The persons whose names are printed in the form of proxy are officers or members of the Board (the “Management Proxyholders”).
A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person’s name in the blank space provided or by executing a proxy in a form similar to the form of proxy. A proxyholder need not be a shareholder.
Proxy Voting
Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Common Shares represented by a properly executed proxy will be voted or be withheld from voting on each matter referred to in the Notice of Internet Availability of Proxy Materials in accordance with the instructions of the shareholder on any ballot that may be called for. If the shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.
If a shareholder does not specify a choice and the shareholder has appointed one of the Management Proxyholders as proxyholder, the Management Proxyholder will vote in favor of the matters specified in the Notice of Internet Availability of Proxy Materials and in favor of all other matters proposed by management at the Meeting.
Completion and Return of Proxy
Whether you hold shares directly as a registered shareholder or hold shares through a brokerage firm as a non-registered shareholder, you may direct how your shares are voted without attending the Annual Meeting. There are three ways to vote by proxy.
Vote by Internet:
Before the Annual Meeting go to www.proxyvote.com and by following the instructions on the Notice of Internet Availability of Proxy Materials. Shareholders who received a paper or electronic copy of a proxy card may submit proxies over the Internet by following the instructions on the proxy card.
Vote by Telephone:
Shareholders who live in the United States or Canada may submit proxies by telephone by calling toll-free 1-800-690-6903 on a touch-tone telephone and following the instructions. Shareholders who received a notice regarding the availability of proxy materials should have the notice in hand when calling, and shareholders who received a paper or electronic copy of a proxy card should have the proxy card in hand when calling. Shareholders have until 11:59 p.m. ET on June 2, 2026 to submit their vote.
Vote by Mail:
Shareholders who received a paper or electronic copy of a proxy card may submit proxies by mail by completing, signing and dating the proxy card and mailing it in the postage-paid envelope we have provided or by returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Non-Registered Holders
Only shareholders whose names appear on the records of the Company as the registered holders of Common Shares or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their name but instead are registered in the name of a nominee such as a brokerage firm through which they purchased the Common Shares; bank, trust company, trustee or administrator of self-administered RRSPs, RRIFs, RESPs and similar plans; or clearing agency such as The Depository Trust Company (“DTC”) or The Canadian Depository for Securities Limited (“CDS”) (each a “Nominee”). If you purchased your Common Shares through a broker, you are likely a non-registered holder. If your Common Shares are listed in an account statement provided to a shareholder by a broker, then such Common Shares will more likely be registered under the name of your broker or an agent of that broker. In Canada and the United States, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS, which acts as nominee for many Canadian brokerage firms) or Cede & Co. (operated by DTC), respectively.
Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered shareholder except in limited cases for certain “routine” matters. Otherwise, without specific instructions, brokers and their agents and nominees are prohibited from voting Common Shares for their clients, which is generally referred to as a “broker non-vote”. Therefore, non-registered holders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person if such shareholders want their votes to count on all matters to be decided at the Meeting.
In accordance with securities regulatory policy, the Company has distributed copies of the Meeting materials, being the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the Voting Instruction Form, to the non-registered holders.
Non-Objecting Beneficial Holders
These securityholder materials are being sent to both registered and non-registered owners of the Common Shares. The Company is sending the proxy-related materials for the Meeting directly to “non-objecting beneficial owners” (“NOBOs”), as defined under NI 54-101. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your NOBO holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee(s) holding on your behalf. By choosing to send these materials to NOBOs directly, the Company (and not the Nominees holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Objecting Beneficial Holders
The Company does not intend to pay for Nominees to deliver to “objecting beneficial owners” (“OBOs”), as defined under NI 54-101, the proxy-related materials and Form 54-101F7 — Request for Voting Instructions Made by Intermediary. As a result, OBOs will not receive the Meeting materials unless their respective Nominee assumes the costs of delivery.
Householding
Unless we have received instructions to the contrary from any shareholder at an address, we are sending only a single Notice of Internet Availability of Proxy Materials to a household that two or more shareholders reside at if they share the same last name or we reasonably believe they are members of the same family. This practice is known as “householding” and is permitted by rules adopted by the Securities and Exchange Commission (“SEC”). This approach reduces duplicate information received at such household and helps us reduce costs. However, each shareholder shall receive a separate proxy card and voting instructions card. A shareholder at a shared address to which a single copy of Notice of Internet Availability of Proxy Materials was delivered may request delivery of a separate copy of the Notice of Internet Availability of Proxy Materials, the 2025 Annual Report on Form 10-K or Proxy Statement, as requested. If you (i) are a shareholder of record (your shares are held in your own name and not held in a brokerage account) who received the Notice of Internet Availability of Proxy Materials by household mailing this year and you would like to have additional copies mailed to you, (ii) are a shareholder who receives multiple copies of the Notice of Internet Availability of Proxy Materials and would like to opt into householding for future mailings or (iii) would like to opt out of householding for future mailings, please request by mail to Perpetua Resources Corp., 405 S. 8th Street, Ste. 201, Boise, Idaho 83702, or by calling (208) 901-3060.
Voting Standard
Election of Directors
The Board has adopted a majority voting policy, often referred to as a plurality plus standard, (the “Majority Voting Policy”) which requires, in an election of directors, other than at a Contested Meeting (as defined below), any Director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her resignation (the “Resignation”) to the Board. The Corporate Governance and Nominating Committee of the Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the Toronto Stock Exchange (the “TSX”). If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of Directors nominated for election is greater than the number of seats available on the Board.
Votes that are withheld from a Director’s election will not affect the outcome of the vote on the election of a Director, except that if a Director receives a number of withheld votes that equals or exceeds the number of votes cast in favor of the election, that Director must tender his or her Resignation to the Board. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
All Other Matters
For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding Common Shares present or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, abstentions are not counted as affirmative votes on a matter but are counted as present and entitled to vote, and broker non-votes, if any, will have no effect on the outcome of these matters.
Revocability of Proxy
Any shareholder who has returned a proxy may revoke it at any time before it has been exercised. In addition to revocation in any other manner permitted by law, a registered shareholder, their attorney authorized in writing or, if the registered shareholder is a corporation, a corporation under its corporate seal or by an officer or attorney thereof duly authorized, may revoke a proxy by instrument in writing, including a proxy bearing a later date. The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chair of the Meeting on the day of the Meeting.
Instructions For Attending And Voting At The Virtual Meeting
The Meeting will be hosted online by way of a live webcast. A summary of the information shareholders will need to attend the virtual Meeting is provided below. The Meeting will begin at 10:00 A.M. Mountain Time on June 4, 2026.
Shareholders who log into the Meeting online will be able to listen, ask questions and securely vote through the web-based platform, provided they are connected to the internet and follow the instructions set out in this Proxy Statement.
In order to attend the Meeting, shareholders and guests must log in online as set out below:
Step 1:
Log in online at http://www.virtualshareholdermeeting.com/PPTA2026.

Step 2:
Follow the instructions below, as applicable:

Registered shareholders: Click “I have a login” and enter in the Username before the start of the Meeting. The Username is the 16-digit control number located on the form of proxy or in the e-mail notification you received from Broadridge.

Guests:
Guests who do not have a control number may still attend the Meeting by clicking “I am a guest” and completing the online form. Guests will not be able to vote or ask questions at the Meeting.

Voting and Questions at the Virtual Meeting
To have their Common Shares voted at the Meeting, each registered shareholder and each non-registered (beneficial) shareholder who has received a valid 16-digit control number will be required to enter their control number provided by Broadridge at http://www.virtualshareholdermeeting.com/PPTA2026 prior to the start of the Meeting as set forth in more detail above.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted on the virtual meeting login page at http://www.virtualshareholdermeeting.com/PPTA2026.
We believe that our virtual meeting format enhances shareholder access, participation and communication by allowing shareholders to communicate with us during the Annual Meeting, including the ability to ask questions to our Board, management and a representative from our independent registered public accounting firm.
Once logged in to the virtual meeting website, shareholders may submit questions for the Annual Meeting through that site. After voting has taken place and the Meeting has adjourned, we intend to hold a brief question and answer session. Only registered shareholders and their proxy holders may submit questions or comments. You will be able to ask questions by joining the Meeting and typing your question in the box provided. We do not intend to post questions received during our Meeting on our website. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If a question posed is not addressed during the Annual Meeting, or if a shareholder has a question or remark not related to an agenda item, such matters may be raised after the Annual Meeting by contacting our Investor Relations Manager at (208) 901-3049 or info@perpetuacorp.us. The Company reserves the right to limit the duration of the Q&A session and to end the session when the allotted time has elapsed.
It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences.
In order to participate online, shareholders must have a valid 16-digit control number.
Explanatory Note
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. We are also considered a “smaller reporting company” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We expect that we will no longer qualify as an emerging growth company or a smaller reporting company after December 31, 2026, at which time we will become subject to certain disclosure and compliance requirements as discussed in our Annual Report on Form 10-K for the year ended December 31, 2025 that apply to other public companies but that did not previously, or currently, apply to us due to our status as an emerging growth company and a smaller reporting company.

ITEM 1 NUMBER OF DIRECTORS
In accordance with our articles (the “Articles”), the number of directors is set at the number of directors most recently elected by ordinary resolution. The number of directors is currently fixed at ten (10). During 2025, one director resigned from the Board. As a result, the Board currently consists of nine(9) directors and one (1) vacancy.
Shareholder approval is being sought to fix the number of directors of the Company at nine (9). If this proposal is approved, the size of the Board will be reduced from ten (10) to nine (9), and the vacancy resulting from the 2025 resignation will be eliminated.
At the Annual Meeting, or any adjournment or postponement thereof, shareholders will be asked to pass the following ordinary resolution:
“BE IT RESOLVED that the number of directors of the Company is hereby fixed at nine (9).”
This proposal must be approved by the affirmative vote of a majority of the outstanding Common Shares present or represented by proxy and entitled to vote on this matter.
In the event this proposal is not approved by the requisite majority of votes at the Annual Meeting, the number of directors of the Company will remain at ten (10), and the Board will continue to consist of nine directors with one vacancy unless and until the vacancy is otherwise filled in accordance with the Articles and applicable law.
The Board unanimously recommends that the shareholders vote “FOR” the approval of the ordinary resolution to fix the number of directors of the Company at nine (9).

ITEM 2 ELECTION OF DIRECTORS
In accordance with our Articles, as described in Item 1 above, the number of directors of the Company is currently fixed at ten (10). Following the resignation of Jessica Largent during 2025, the Board currently consists of nine (9) directors with one vacancy. If Item 1 is approved, the number of directors of the Company will be fixed at nine (9), which will eliminate the existing vacancy. The Board is currently made up of nine members: Marcelo Kim, Jonathan Cherry, Andrew Cole, Robert Dean, Laura Dove, Richie Haddock, Jeffrey Malmen, Christopher J. Robison, and Alexander Sternhell. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the following nine (9) persons for election as directors at the Annual Meeting:
• Marcelo Kim	• Richie Haddock
• Christopher Robison	• Laura Dove
• Alexander Sternhell	• Jeffrey Malmen
• Robert Dean	• Jonathan Cherry
• Andrew Cole
Each of the nominees is currently a director of Perpetua and has been elected to hold office until the 2026 Annual Meeting or until their respective successor has been elected and qualified. Biographical and related information on each nominee is set forth below.
In addition to the Board, non-executive directors comprising the Corporate Governance and Nominating Committee have recommended that each director nominee be elected at the Annual Meeting.
The Board expects that the nine nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, and the election of directors at the 2026 Annual Meeting does not result in the election of nine (9) directors, the number of directors of Perpetua will be deemed to be set at the number of directors actually elected at the 2026 Annual Meeting.
Assuming Item 1 is approved, the nine (9) nominees receiving a greater number of votes cast in favor of their election than shares withheld will be elected as directors. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board, the Board and the Corporate Governance and Nominating Committee (the “Committee”) took into account the qualities they seek for directors, and each of the directors’ individual qualifications, skills, and background that enable such director to effectively and productively contribute to the Board’s oversight of Perpetua, as discussed below in each biography and under “Director Nominee Tenure, Skills, and Characteristics.” When evaluating re-nomination of existing directors, the Committee also considered the nominees’ past and ongoing effectiveness on the Board and, with the exception of Jonathan Cherry (who is an employee), their independence.
Biographical Information
Marcelo Kim New York, USA Partner at Paulson & Co. Inc.
Background
Marcelo Kim joined Perpetua as director in March 2016 and became Chair in 2020. Mr. Kim has served as a Partner at Paulson & Co. Inc., an investment management firm since 2009, where he oversees the firm’s global macro-economic and natural resource investments. Mr. Kim earned his Bachelor of Arts in economics with honors from Yale University in 2009. He is currently the Chair of International Tower Hill Ltd. (NYSE American: THM) and the Chair of Donlin Gold LLC, a privately held company.
Mr. Kim serves as a Paulson & Co. Inc. nominee under the Paulson Investor Rights Agreement (as defined herein). Mr. Kim was appointed Chair of the Company in accordance with the Paulson Investor Rights Agreement.
Our Board believes that Mr. Kim is qualified to serve on our Board due to his extensive experience in commodities, investment analysis, capital markets and economics.

Age:	Director Since:	Board Committees:	Other current public company boards:
39	March 17, 2016	Corporate Governance & Nominating (Chair); Technical	Chair of International Tower Hill Mines Ltd.

Christopher J. Robison Colorado, USA Former board director for Detour Gold Corp. and Chief Operating Officer of Newmont Mining Corporation
Background
Mr. Robison has over 40 years of experience in the mining industry that has spanned six commodities and five continents. He is a former Fortune 500 executive with proven success in capital-intensive mining businesses and brings expertise in natural resources, mining, metallurgy, project development, M&A, capital investment, business improvement and regulatory issues. Mr. Robison also has extensive experience with mine safety, environmental management, and corporate social responsibility. Most recently, Mr. Robison was a board director for Detour Gold Corp., a former Canadian gold mining company, from 2018 to 2020. As chair of the Technical and HSEC Committee, he oversaw a step-change in safety, productivity and cost management. He also served on the Detour Gold Corp. Audit, SG&A and Special Committees. From 2013 to 2016, Mr. Robison was the Chief Operating Officer and Executive Vice President of Newmont Mining Corporation (“Newmont”), the world’s largest gold miner, where he was responsible for 12 gold and copper mining operations and complexes generating US$7.4 billion in revenues in 2014, and a pipeline of 22 expansion projects and new mines. Under his leadership, Newmont delivered step-change improvement in its operational performance and growth prospects. During his tenure as Chief Operating Officer, Newmont lowered injury rates by more than 50% and significantly reduced costs. Prior to Newmont, Mr. Robison was Chief Operating Officer and Vice President Operations of Rio Tinto Minerals for six years, Chief Operations Officer of U.S. Borax Inc. for five years and Vice President and General Manager, Mining and Concentrating at Kennecott Utah Copper for four years. He has held numerous other management and leadership positions in the mining industry and holds a B.Sc. in metallurgical engineering from the University of Nevada, Mackay School of Mines. He has also completed business leadership programs at the London School of Business and safety leadership training programs led by Dupont.
Our Board believes that Mr. Robison is qualified to serve on our Board due to his extensive mining industry and leadership experience and expertise in project development and mining operations.

Age:	Director Since:	Board Committees:	Other current public company boards:
69	December 4, 2020	Lead Independent Director; Compensation (Chair), Corporate Governance & Nominating; Technical and HSEC (Chair)	N/A
Robert Dean Idaho, USA Co-owner of Premier Aggregates Holdings, LLC, former President of Ada Sand & Gravel, Inc. and former Managing Director of Allen & Company LLC
Background
Mr. Dean has over 30 years of experience investing across public and private markets and advising corporate clients on merger and acquisition transactions. From 1995 to 2015, Mr. Dean worked at Allen & Company LLC, a New York-based investment banking firm, where he was a Managing Director and an equity partner. At Allen & Company, Mr. Dean was the Portfolio Manager of Allen Global Partners LLC, a $1 billion investment fund that invested in equity and credit securities of companies engaged in corporate transactions. In addition, Mr. Dean served on the Executive Committee of Allen Investment Management LLC, the firm’s SEC-registered investment advisor, and was actively involved in the firm’s corporate advisory, principal trading, and private capital businesses. Mr. Dean began his career at Merrill Lynch & Co. as an analyst in the Media, Telecom & Technology Investment Banking Group.
From 2019 to 2024, Mr. Dean served as President of Ada Sand & Gravel, Inc., a southwest Idaho-based supplier of construction aggregates. In 2024, Ada Sand & Gravel merged with Premier Aggregates Holdings, LLC, creating the leading independent supplier of construction and landscape aggregates in southwest Idaho. Mr. Dean also actively invests in private equity, real estate and venture capital through Gemstone Capital LLC.
Mr. Dean serves as an Advisory Board Member of Greybull Stewardship LP, a private equity investment firm. Mr. Dean is a graduate of Duke University where he received a B.A., cum laude, in Economics and Public Policy.
Our Board believes that Mr. Dean is qualified to serve on our Board due to his extensive experience in corporate finance and strategy, investment analysis and capital markets.

Age:	Director Since:	Board Committees:	Other current public company boards:
54	December 4, 2020	Audit (Chair); Corporate Governance & Nominating	N/A

Laura Dove Virginia, USA Chair of the Board of Trustees of the James Madison Foundation
Background
Laura Dove brings three decades of legislative and media experience to Perpetua. Ms. Dove is currently the chair of the Board of Trustees of the James Madison Foundation, and recently served as a senior fellow at Harvard Kennedy School and a resident fellow at the University of Chicago where she led a seminar on the role of the U.S. Senate. Ms. Dove previously served as Senior Director of the Ford Motor Company, an American company that designs, manufactures, markets and services vehicles, from 2020 until 2022, where she led federal government relations for a Fortune 50 company. She also served as Chair of the Executive Committee of the Alliance for Automotive Innovation and as the Washington representative for the Business Roundtable, U.S. Chamber of Commerce and National Association of Manufacturers during that time. Prior to her role with Ford, Ms. Dove served as the Senate’s Secretary for the Majority (an elected officer of the Senate) from 2013 to 2020, the culmination of more than twenty years of service in government. Ms. Dove holds a Master’s degree from the University of Virginia and a Bachelor of Arts degree from the University of North Carolina, Chapel Hill.
Our Board believes that Ms. Dove is qualified to serve on our Board due to her extensive experience in media and government service and relations.

Age:	Director Since:	Board Committees:	Other current public company boards:
56	March 30, 2022	Audit; Corporate Governance & Nominating	N/A
Andrew Cole Nevada, USA Former General Manager, Barrick Former General Manager, Donlin Gold Project
Background
Andrew Cole has over 35 years of experience in the metals and mining industry including substantial expertise in the processing of refractory ore, having been General Manager at Barrick Gold’s Goldstrike Mine from December 2011 until June 2015, Executive Director of Barrick’s North American operations until October 2016, and General Manager at the Donlin Gold Project until 2020 where he secured major permits including the Final Record of Decision. Since January 2021, Mr. Cole has led a consulting practice and has experience supporting an emerging gold producer through the successful development of its processing strategy and the restart of its autoclave facility in Nevada
Mr. Cole holds a Bachelor of Science Degree in Material Sciences and Engineering from the University of Arizona and he received his MBA from the University of Nevada. Mr. Cole serves as a Paulson & Co. Inc. nominee under the Paulson Investor Rights Agreement.
Our Board believes that Mr. Cole is qualified to serve on our Board due to his extensive mining industry experience including operations and metallurgical processing experience.

Age:	Director Since:	Board Committees:	Other current public company boards:
62	January 1, 2024	Compensation; Technical and HSEC	International Tower Hill Mines Ltd.

Richie Haddock Utah, USA Former General Counsel, Barrick
Background
Rich Haddock retired from Barrick Gold Corporation, a mining company in 2022, where he had been General Counsel since 2014. At Barrick Gold Corporation, Mr. Haddock served in progressively senior legal roles since joining the company in 1997 and also served in business roles, including Global Vice President of Environment and Interim Regional President of Barrick North America. Mr. Haddock brings extensive permitting expertise in the U.S. as well as globally and vast experience in stakeholder engagement, environment, governance, litigation and mergers and acquisitions. Prior to his tenure at Barrick Gold Corporation, he worked at Santa Fe Pacific Gold Corporation, which merged into Newmont, a Colorado based gold mining company, and was a partner at Denver-based international law firm, Holme Roberts & Owen.
Mr. Haddock has been practicing law since 1985 and holds a Bachelor’s degree in Geology.
Our Board believes that Mr. Haddock is qualified to serve on our Board due to his extensive background in the mining industry including legal and permitting experience.

Age:	Director Since:	Board Committees:	Other current public company boards:
67	May 19, 2023	Technical and HSEC, Corporate Governance & Nominating Committee	N/A
Jeffrey Malmen Idaho, USA Senior Vice President of Public Affairs of IDACORP and Idaho Power
Background
Mr. Malmen is currently the Senior Vice President of Public Affairs of IDACORP, an electricity holding company and Idaho Power, a regulated electrical power utility, where he has worked since 2007. In his role, he oversees government and regulatory affairs, corporate communications, and corporate services, including supply chain, real estate and facilities. Prior to that, Mr. Malmen enjoyed a 21-year career in state and federal politics, most recently as Chief of Staff for Idaho Governor C.L. “Butch” Otter and Idaho Governor Phil Batt prior to that. He also served as Administrator of the Division of Financial Management for Idaho Governor Dirk Kempthorne. He is a member of the Executive Committee of the Idaho Association of Commerce and Industry and Board Member of the Idaho Mining Association. Mr. Malmen attended Boise State University and has completed graduate studies at Dartmouth College, the University of Virginia and Stanford University.
Our Board believes that Mr. Malmen is qualified to serve on our Board due to his extensive experience in regulatory processes and experience as a senior executive of a publicly traded company.

Age:	Director Since:	Board Committees:	Other current public company boards:
58	December 4, 2020	Audit; Compensation	N/A

Alexander Sternhell Maryland, USA Principal of Sternhell Group
Background
Mr. Sternhell has over two decades experience working on Capitol Hill lobbying on behalf of some of the world’s largest companies as Principal of Sternhell Group. Prior to founding the Sternhell Group, he served as the Democratic Deputy Staff Director of and Senior Policy Advisor to the U.S. Senate Committee on Banking, Housing and Urban Affairs from 2007 until 2009 as well as the Staff Director for the Senate Banking Subcommittee on Securities and Investment from 1999 until 2006. He played a key role in drafting and negotiating financial services legislation in recent history. Mr. Sternhell received his BA from Louisiana State University.
Our Board believes that Mr. Sternhell is qualified to serve on our Board due to his extensive experience in government service, corporate governance and crisis management.

Age:	Director Since:	Board Committees:	Other current public company boards:
54	December 4, 2020	Audit; Compensation	N/A
Jonathan Cherry Boise, Idaho President and Chief Executive Officer
Background
Jonathan Cherry was appointed President and CEO of Perpetua Resources and joined the Board effective March 14, 2024. Mr. Cherry joined Perpetua Resources with over three decades of extensive mining industry experience including permitting, capital raising, project development, joint venture formation and operations. He most recently served as President, and CEO of PolyMet Mining Company (“PolyMet”) from July 2012 to November 2023 and as Chairman of the board of directors of PolyMet from June 2020 to November 2023. During his tenure at PolyMet, the North Met project received the highest rating the Environmental Protection Agency has ever given to a mining project.
Additionally, Mr. Cherry played a leading role in negotiating a joint venture with Teck Resources prior to PolyMet’s sale to Glencore. Before joining PolyMet, Mr. Cherry served as Vice President, Environment and Government Affairs, Resolution Copper, at Rio Tinto from 2010 to 2012; General Manager, Eagle Mine, at Rio Tinto from 2004 to 2010 (the United States’ only primary nickel-copper mine); and Senior Project Engineer at Kennecott Utah Copper from 2001 to 2004
Mr. Cherry holds a Bachelor of Science degree in Environmental Engineering from Montana Technological University. He is a member of the Society for Mining, Metallurgy & Exploration, has served on the Board of Trustees for the American Mining and Exploration Association and for Highland Copper, a TSX-listed mining company, and is a Registered Professional Engineer.
Our Board believes that Mr. Cherry is qualified to serve on our Board due to his extensive executive leadership and management experience, and his experience in the mining industry including permitting, capital raising, project development and joint venture formation.

Age:	Director Since:	Board Committees:	Other current public company boards:
56	March 14, 2024	Technical and HSEC	N/A

Family Relationships
There are no family relationships among any of our executive officers or directors.
Majority Voting Policy
The Board has adopted the Majority Voting Policy which requires, in an election of directors, other than at a Contested Meeting, any Director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her Resignation to the Board. The Corporate Governance and Nominating Committee of the Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the TSX. If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of Directors nominated for election is greater than the number of seats available on the Board.
Votes that are withheld from a Director’s election will not affect the outcome of the vote on the election of a Director, except that if a Director receives a number of withheld votes that equals or exceeds the number of votes cast in favor of the election, that Director must tender his or her Resignation to the Board. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
Legal Proceedings, Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the Company, except as disclosed herein, no proposed director:
(a)   is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,
(i)   was subject, while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer of such company, of a cease trade or an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (an “Order”); or
(ii)   was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;
(b)   is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)   has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or
(d)   has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(e)   has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Pursuant to an amended and restated investor rights agreement dated March 17, 2020 (the “Paulson Investor Rights Agreement”) between the Company and Paulson & Co., Inc., on behalf of the several investment funds and accounts managed by it (“Paulson”), Paulson has the right to designate two nominees to the Board so long as Paulson owns 20% or more of the outstanding Common Shares (calculated on a fully-diluted basis) and to designate a replacement for any Paulson designee that resigns or otherwise is unable or unwilling to serve as director. The Paulson Investor Rights Agreement was subsequently amended in 2018 and in March 2020, the latter amendment providing for a Paulson nominee to also be Chair of the Company. Marcelo Kim and Andrew Cole are the current Director nominees of Paulson.
Other than the above, no other proposed director is to be elected under any arrangement or understanding between the proposed director and any other person or company, except the Directors and executive officers of the Company acting solely in such capacity. For further details on the Paulson Investor Rights Agreement, please see Exhibit 10.4 to our 2025 Annual Report on Form 10-K filed with the SEC and filed on SEDAR+ under the Company’s profile on March 31, 2026.
Director Nominee Tenure, Skills, and Characteristics
The Corporate Governance and Nominating Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time and seeks out candidates with a variety of experience and perspectives, including individuals from different geographic regions and areas of expertise. The tenure range of our director nominees is as follows:
Director Nominee Tenure, Skills, and Characteristics
Tenure on Board	Number of Director Nominees
More than 10 years	1
6-10 years	4
5 years or less	4
Skills, Qualifications, and Experience
Our Board is comprised of a diverse, experienced group of thoughtful leaders.
	Marcelo Kim	Andrew Cole	Robert Dean	Laura Dove	Richie Haddock	Jeffrey Malmen	Christopher Robison	Alexander Sternhell	Jonathan Cherry
Executive Leadership Experience	X	X	X	X	X	X	X		X
Financial Experience	X	X	X			X	X	X	X
Accounting/Audit Experience	X	X	X	X		X	X	X	X
Risk Management Experience	X	X	X		X		X		X
Operations Experience		X			X		X		X
Industry (Natural Resources) Experience	X	X	X		X	X	X		X
Environmental and/or Climate Change-Related Experience	X	X		X	X	X	X	X	X
Health and/or Safety Experience		X			X	X	X		X
Human Resources Management Experience		X				X			X
Government Affairs and/or Regulatory Experience		X	X	X	X	X	X	X	X

Corporate Governance
Board Leadership Structure
The Board is responsible for the control and direction of the Company, and its current leadership structure comprises a Chair and a lead independent director. Mr. Kim, an independent director, serves as the Chair of our Board. In that role, Mr. Kim presides over the executive sessions of the Board in which Mr. Cherry, our Chief Executive Officer, does not participate. Mr. Robison serves as lead independent director of the Board and liaison to management on behalf of the independent members of the Board. Our Board has concluded that our current leadership structure is appropriate at this time and the Board believes all of the foregoing factors, coupled with regular executive sessions with only independent directors present, provide an appropriate balance between effective and efficient Company leadership and sufficient oversight by non-employee directors. Our Board will periodically review. our leadership structure and may make such changes in the future as it deems appropriate.
Director Independence
Under the corporate governance requirements of The Nasdaq Stock Market LLC (“Nasdaq”), independent directors must comprise a majority of our Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and governance and nominating committees must be independent. Audit committee members must also satisfy the independence criteria set forth in NI 52-110 and Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that Mr. Cole, Mr. Dean, Ms. Dove, Mr. Haddock, Mr. Kim, Mr. Malmen, Mr. Robison and Mr. Sternhell, representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. Mr. Cherry is not considered independent because he is an employee of the Company. Our Board also determined that Mr. Dean, Mr. Malmen, Mr. Sternhell, and Ms. Dove who comprise our audit committee (“Audit Committee”), Mr. Cole, Mr. Malmen, Mr. Robison and Mr. Sternhell who comprise our compensation committee (“Compensation Committee”), and Mr. Dean, Ms. Dove, Mr. Kim, Mr. Haddock and Mr. Robison who comprise our corporate governance and nominating committee (“Corporate Governance and Nominating Committee”), satisfy the independence standards for those committees established by applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. In making the above determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director and the transactions involving each non-employee director, if any, described in “Certain Relationships and Related Person Transactions.” In particular, in determining his independence, the Board considered Mr. Kim’s role as a partner at Paulson and a nominee for director under the Paulson Investor Rights Agreement and concluded that this role will not impair Mr. Kim’s exercise of independent judgment in carrying out his responsibilities as a director. In addition, in determining Mr. Malmen’s independence, the Board considered his role at IDACORP, Inc. (“IDA”), the parent company to Idaho Power Company (“Idaho Power”), the transactions with Idaho Power described in “Certain Relationships and Related Person Transactions,” and the steps taken by the Board and IDA to prevent Mr. Malmen’s direct involvement with, or interest in, such transactions. The Board concluded that none of the transactions involved an amount that exceeded the brightline independence thresholds and that these transactions will not impair Mr. Malmen’s exercise of independent judgment in carrying out his responsibilities as a director.
The Board’s independent directors regularly meet in executive session without the presence of any members of management. The Chair presides at these meetings and provides the Board’s guidance and feedback to the Company’s management team, including the Chief Executive Officer.
Board Member Evaluation and Selection
Our Corporate Governance and Nominating Committee and Board monitor governance developments in Canada and the United States, including those relating to non-discrimination. We support the objectives of increasing the variety of perspectives and backgrounds of Board Members and fostering a culture of professionalism and respect in the workplace, including on the Board.
The Company’s Non-Discrimination Policy sets forth the Company’s commitment and approach to fostering, cultivating, and preserving a culture of professionalism and respect on its Board. In the Non-Discrimination Policy, the Company specifically prohibits discrimination and harassment based on protected characteristics which includes, but is not limited to, age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, sex, religion, sexual orientation, socio-economic status, veteran status, and other characteristics that are protected by law.
The Company believes that the nomination of Directors should be based on merit and remains committed to selecting the most highly qualified individuals to fulfill these roles. The Company also recognizes that having a pool of candidates with a variety of backgrounds and experiences from which Directors are selected is key to achieving effective decision-making, strong business performance, continuous innovation, and good governance.
The Company believes that it benefits from a wide array of viewpoints, backgrounds, skills, and experience and specifically recognizes the need for individuals with a variety of backgrounds and experiences. The Company acknowledges the important role that all individuals play in contributing to the Company’s management and effectiveness.
On an annual basis, the Corporate Governance and Nominating Committee:
•
monitors the implementation of the Non-Discrimination Policy;

•
assesses the effectiveness of the nomination and appointment processes at achieving the Company’s growth and retention objectives outlined in the Non-Discrimination Policy;

•
reviews best practices with respect to establishing and maintaining a professional and respectful working environment that values all employees and one that is free from discrimination and harassment; and

•
reviews and recommends any changes to the Non-Discrimination Policy to the Board.

Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technical and HSEC Committee. The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, data privacy and cybersecurity, business continuity, and operational risks; the qualifications, independence, and performance of our independent auditors; the performance of our internal audit function, legal and regulatory matters; our compliance policies and procedures; the review of related party transactions under the Corporation’s Related Party Transaction Policy; and investments subject to Audit Committee approval under the Investment Policy Statement. The Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters. The Corporate Governance and Nominating Committee is responsible for overseeing management of risks related to corporate governance, including annual reports to shareholders, compliance with anti-bribery and anti-corruption policies, and the implementation of non-discrimination policies. The Technical and HSEC Committee is responsible for overseeing management of risks related to workplace safety and our environmental, sustainability, and corporate social responsibility practices, including climate change-related risks and risks related to our operations and our supply chain. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. The Compensation Committee is responsible for working with management so that Perpetua has a process to provide for the orderly succession of management, as described in our Compensation Committee charter.
Orientation and Continuing Education
The Chair of the Board takes primary responsibility for the orientation and continuing education of Directors. The Corporate Governance and Nominating Committee is also responsible for determining appropriate orientation and education programs for new Board members. New Directors are provided with an overview of their role as a member of the Board and its committees, and the nature and operation of the Company’s business and affairs. New Directors are provided with opportunities to visit the Company’s operations and have discussions with the Company’s operating personnel. New Directors also have the opportunity to discuss the Company’s affairs with legal counsel as well as the representatives of the Company’s external auditors.
All Board members are provided with a monthly management report which details the Company’s business results and operations and senior management regularly makes presentations to the full Board on the main areas of the Company’s business. Board members have full access to the Company’s records.
To help ensure that Directors maintain the skill and knowledge necessary to meet their obligations as Directors, Board members are encouraged to communicate with management, auditors and technical consultants; to keep themselves current with industry trends and developments and changes in legislation with management’s assistance; and to attend related industry seminars and to visit the Company’s operations.
All Board members are provided with the Company’s Board policy manual, including all corporate governance policies, the Board’s Charter, charters of each of the committees, Board and committee chair position descriptions, corporate policies and other relevant information. The Board also has access to publicly filed documents of the Company, including technical reports and financial information and access to management, consultants, and technical experts, should the need arise.
All Board members have been to the Stibnite Gold Project (the “Stibnite Gold Project” or the “Project”) site and it is the Company’s intention to hold one of its quarterly Board meetings at the site each year to provide the Directors with additional and on-going exposure to the Stibnite Gold Project site.
Environmental, Social and Governance
Perpetua has, since its inception, sought to incorporate the principles of good environmental, social and governance (“ESG”) standards into all its actions. Since 2013, Perpetua has released an annual Sustainability Report which includes discussion of our commitments to the community, environment and safety. In 2019, the Board formalized its commitments by adopting an ESG Policy. The intent of this policy is to set out our guiding principles in a coherent, systematic manner to inform stakeholders and interested parties as to those principles. Perpetua launched a Sustainability Roadmap in 2022 which outlines the thirteen goals guiding the Company’s development of the Stibnite Gold Project and integrates our ESG commitments.
Guiding Principles
We are guided by certain principles as they relate to responsible mineral development. These principles include, but are not limited to, the following:
•
Perpetua’s goal is to leave the Stibnite Gold Project site better than we found it and to leave a lasting legacy of economic benefits in Valley County and Idaho.

•
Perpetua believes that responsible corporate behavior with respect to ESG factors can generally have a positive influence on long-term financial performance.

•
Disclosure can allow stakeholders and other interested parties to better understand, evaluate and assess potential risk and return, including the potential impact of ESG factors on Perpetua’s performance.

•
Perpetua’s investment analysis should incorporate certain ESG factors to the extent that they affect risk and return.

•
Perpetua acknowledges the division of authority and responsibilities among the three parties that are core to good corporate governance — shareholders, directors and managers.

Core Values
In order to live up to these principles, Perpetua has defined certain core values that are integral to the Company’s objectives, decision making process and success:
•
Safety — The health and safety of our employees, contractors and the public is of the utmost importance.

•
Environmental Responsibility — We comply with all of the environmental laws that apply to our operations and seek to go above and beyond what is required; we strive to identify practical solutions to manage growth while working to protect and enhance the natural environment.

•
Community Involvement — As a proud part of the community, we actively strive to serve the community’s needs and to collectively enhance prosperity and well-being.

•
Transparency — We seek to fulfill our commitments in an open and transparent manner. We aim to be accurate, consistent and straightforward in all information delivered to our stakeholders.

•
Accountability — As part of our corporate governance, we provide accountability processes to guide our actions, decisions, conduct and reporting.

•
Integrity & Performance — We hold ourselves to high standards and strive to fulfill our commitments in an effective and sustainable manner.

Below is a review of Perpetua’s efforts in 2025 with regards to ESG.
Environment	• Zero reportable spills in 2025
◦ No reportable spills for 166 months
• Operations at site powered using solar power when possible
◦ In 2025, we produced 6,860 kWh of solar energy
• Continued sediment reduction strategy to improve water quality
◦ Since 2011, Perpetua has planted 81,113 trees
• Continued voluntary legacy waste cleanup and water quality improvement actions in the historical Stibnite Mining District
Health & Safety	• “Safety First” — Safety continues to be a top priority for Perpetua
• Successfully completed Safety & Health Achievement Recognition Program managed by the Occupational Safety and Health Administration in 2025
• Zero lost time incidents in 2025
◦ No lost time incidents for past 121 months
◦ 3,120 employee training hours, 5,938 contractor training hours
◦ 23,777 hours of Health & Safety Training since 2013
Social Responsibility	• Continued to improve our ESG and sustainability reporting through the SASB reporting framework
• Community engagement continued to be a priority:
◦ Perpetua employees spent 28 hours in local classrooms or virtually teaching students about science, technology, engineering and math in 2025. 2,418 total hours since 2017
◦ Perpetua team members spent over 530 hours serving the community and participating in wider industry events in 2025 and 17,419 total volunteer hours since 2015
• Openness and transparency are guiding principles for our team
◦ We hosted 38 site tours for our stakeholders in 2025
◦ We gave over 1,200 project presentations since 2015 and held 94 office hours opportunities over the last seven years between 2019 and 2025
Board Practices, Governance, Shareholder	• All directors stand for re-election annually on an individual basis
• 50%+1 Majority Voting Policy adopted in 2013, under which Directors not receiving more “for” than “withhold” votes must tender their resignation to the Board
Rights & Accountability	• Advance Notice Policy adopted in 2013
• Regular engagement with shareholders throughout the year
• Positions of Chair, Lead Director and CEO are separated, and each have formal position descriptions
• Audit and Corporate Governance & Nominating Committees, and the Compensation Committee are comprised entirely of independent directors; CEO sits on Technical and HSEC Committee
◦ Each committee and the Board conducted regular in-camera meetings without non-independent Directors or management present
• Updated governance policies in 2026 to reflect company growth and transition to construction phase
• Board and committees review mandates and assess their effectiveness annually
• Equity ownership policy requiring directors and executives to maintain certain levels of Common Share ownership
• Annual formal Risk Matrix review and presentation to the Board
Ethical Business Conduct
The Board views good corporate governance as an integral component to the success of the Company and crucial to meet the Company’s responsibilities to shareholders and other stakeholders. All Directors, officers and employees of the Company are expected to maintain and enhance the Company’s standing as a vigorous and ethical member of the business community.
The Company and its employees, personally and on behalf of the Company, are required to comply with the laws, policies and other regulations applicable to the Company and its business, respect the protection of internationally proclaimed human rights and recognize the responsibility to observe those rights.
Accordingly, the Board has adopted a Code of Conduct and Ethics Policy (the “Code”), which is posted on the Company’s website at www.perpetuaresources.com and filed under the Company’s profile at www.sedarplus.ca. We expect all of our employees, management and Directors to abide by the Code, and the Board has instructed its management and employees to abide by the Code and to bring any breaches of the Code to the attention of the Board.
It is ultimately the Board’s responsibility for monitoring compliance with the Code. The Board has delegated this responsibility to the Corporate Governance and Nominating Committee which, among other things, reviews the Code periodically. To date, no waivers of the Code have been granted nor has to the Company reported any conduct of a Director or executive officer of the Company that constitutes a departure from the Code.
The Company has also established a whistleblower policy (the “Whistleblower Policy”) whereby the Board has delegated the responsibility of monitoring complaints regarding financial statement disclosures, accounting, internal controls, potential fraud, improper payments and activities or auditing matters to the Audit Committee. Monitoring of accounting, internal controls and auditing matters, as well as violations of the law, the Code and other Company policies or directives, occurs through the reporting of complaints and concerns through an anonymous whistleblower hotline, via email, or through a secure Internet reporting service in accordance with the Whistleblower Policy. For reports that are not reported anonymously, the Company will advise the reporting party that the reported activity has been addressed and, if possible, of the specific resolution. A copy of the Whistleblower Policy is available on the Company’s website at www.perpetuaresources.com.
Certain of the Company’s Directors serve or may agree to serve as directors or officers of other reporting companies or have significant shareholdings in other reporting companies and, to the extent that such other companies may participate in ventures in which the Company may participate, a Director may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In the event that such a conflict of interest arises at a meeting of the Board, a Director who has such a conflict will abstain from voting for or against the approval of such participation or such terms and such Director will not participate in negotiating and concluding terms of any proposed transaction.
The Board also requires that Directors and executive officers who have an interest in a transaction or agreement with the Company to promptly disclose that interest at any meeting of the Board at which the transaction or agreement will be discussed and abstain from voting in respect to same if the interest is material or if required to do so by applicable corporate or securities law.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders and other key stakeholders. In order to better engage with key stakeholders in our communities, Perpetua has created opportunities for formal discussion through the Stibnite Advisory Council and regularly hosted office hours and public discussions. We make ourselves available to meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Generally, shareholders who have questions or concerns regarding the Company should contact our Vice President of Investor Relations at (208) 901-3060 or info@perpetuacorp.us.
Shareholders may also submit questions on our website at https://perpetuaresources.com/connect/. Any shareholder who wishes to raise questions regarding the business or affairs of the Company directly to the Board, or any individual director, may do so utilizing any of these channels and by clearly indicating the intended recipient(s). Upon receipt of any such communications, the correspondence will be directed to the appropriate person(s), including individual directors, as appropriate, provided that such communication addresses a legitimate business issue. Depending on the circumstance, the Chair of the Board or another independent director may engage in these conversations with shareholders as well. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices.
Board Meetings and Committees
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2025, there were 11 meetings of the Board. All incumbent directors attended at least 95% of the aggregate of the meetings of the Board and committees on which they served occurring during 2025. Marcelo Kim and Christopher Robison attended the 2025 Annual Meeting of Shareholders as Chair and Lead Independent Director, respectively.
The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Technical and HSEC Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The functions performed by these Committees, which are set forth in more detail in their respective charters, which are available on our website at www.perpetuaresources.com, are summarized below.
Audit Committee
During 2025, the Audit Committee held four (4) meetings. The primary function of the Audit Committee is to assist the Directors in fulfilling the Board’s oversight responsibilities with respect to the Company’s accounting and financial reporting processes and the integrity, quality and transparency of the Company’s financial statements; the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting; the Company’s compliance with legal and regulatory requirements which relate to financial reporting; and the appointment (subject to shareholder ratification) of the Company’s external auditor and approval of its compensation as well as responsibility for its independence, qualifications and performance of all audit and audit related work. The Audit Committee is comprised entirely of non-executive, independent directors (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110, Audit Committees, the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended). Directors and each member of the Audit Committee meet the requirement of financial literacy as prescribed by the appropriate regulatory bodies. Specifically, at least one member of the Audit Committee, Robert Dean, is an “audit committee financial expert,” as defined by Securities and Exchange Commission (“SEC”) rules and meets the Nasdaq requirement for finance, accounting or comparable experience or background.
Members of the Audit Committee may not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Audit Committee. As part of its reporting responsibilities, the Audit Committee is required to prepare the Committee report required by SEC proxy rules to be included in the Company’s annual proxy statement.
Compensation Committee
During 2025, the Compensation Committee held five (5) meetings. The Compensation Committee, under the supervision of the Board, has overall responsibility for monitoring trends in compensation philosophy and practices, making recommendations regarding appropriate levels and types of executive compensation that are competitive and motivating in order to attract, hold and inspire the Chief Executive Officer, Chief Financial Officer, other senior officers and other key employees, and for reviewing trends in compensation philosophy and practices for independent Directors and making recommendations in that regard. The Compensation Committee is also responsible for the following: (i) to review Perpetua’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk; and (ii) to oversee Perpetua’s compliance with applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement that, with limited exceptions, shareholders approve equity compensation plans. The Compensation Committee charter provides that the Compensation Committee may engage compensation consultants, independent legal counsel and other advisors and will review and annually recommend to the Board the annual salary, bonus and other benefits, direct and indirect, of the Chief Executive Officer and the compensation for all other executive officers of the Company. This authority cannot be delegated. The Compensation Committee must consist of at least three members of the Board, each of whom must be “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed.
Corporate Governance and Nominating Committee
During 2025, the Corporate Governance and Nominating Committee held four (4) meetings. The primary function of the Corporate Governance and Nominating Committee is to assist the Board by establishing and leading the process for identifying, recruiting, and recommending candidates for nomination, appointment, election and re-election to the Board; assessing Board performance; determining appropriate orientation and education programs for new Board members; reviewing and recommending to the Board proposed changes to Perpetua’s Articles and corporate governance policies; and monitoring and reviewing the processes in place to maintain compliance with the Extractive Sector Transparency Measures Act. The Corporate Governance and Nominating Committee must consist of at least three members of the Board all of whom must be non-executive directors, and “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed (except if and to the extent that such regulations permit otherwise). Nominees recommended by shareholders will be evaluated in the same manner as those nominees recommended by the Corporate Governance and Nominating Committee so long as the shareholders comply with the notice procedures summarized in “Proposals of Shareholders” below.
Technical and HSEC Committee
During 2025, the Technical and HSEC Committee held five (5) meetings. The Technical and HSEC Committee must consist of at least three members of the Board, a majority of whom will be “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed.
The Technical and HSEC Committee reviews environmental, occupational health, safety and sustainable development reports of the Company; oversees the Company’s environmental and safety performance; the technical activities of the Company including permitting, studies, projects, operations and exploration; and monitors and reviews current and future regulatory issues relating to the environment, health, safety and sustainable development (including other sustainability matters such as those relating to the environment, permitting and Indigenous relations) and making recommendations on significant matters, where appropriate, to the Board.
Perpetua is committed to take into consideration the environment, health, safety and welfare of the communities in which it has operations, development and exploration activities and to strive to be legally compliant, and economically, environmentally, socially and ethically responsible. The Technical and HSEC Committee, under the supervision of the Board, has overall responsibility for overseeing the development and implementation of policies and procedures for ensuring a safe and healthy work environment.
The Technical and HSEC Committee also (i) oversees the establishment and implementation of the Company’s strategies, policies and programs with respect to the Stibnite Gold Project and exploration; (ii) oversees the establishment and implementation of the Company’s strategies, policies and programs with respect to sustainability matters; and (iii) reviews proposed operational and sustainability objectives for inclusion in the Company’s incentive compensation programs, making recommendations to the Compensation Committee on such corporate objectives and monitoring performance against such objectives throughout the year.
Ad Hoc Special Committees
The Board does not have any other standing committees. From time to time, ad hoc special committees (a “Special Committee”) of the Board may be appointed for various purposes. The primary function of a Special Committee is to efficiently consider and make recommendations to the full Board in respect of any potential future transaction involving a financing, business combination, acquisition or sale initiated by a third party in respect of the Company or its business and assets. A Special Committee is responsible for reviewing key aspects of any such transaction and making recommendations to the full Board with respect thereto, and was established as a separate special committee of the Board in order to ensure that relevant facts, issues and associated transactions are reviewed and approved by Directors who are not subject to conflicts of interest and, as such, can consider transactions with the best interests of the Company and its shareholders in mind.
Participation of Directors in Board Meetings
During the financial year ended December 31, 2025, a total of 29 Board and standing committee meetings (including meetings of independent directors only) were held. The attendance record of each director, in their capacity as a director, for Board and standing committee meetings held in 2025 was as follows:

Director	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Corporate Governance and Nominating Committee Meetings Attended	Technical and HSEC Committee Meetings Attended	Total Number of Meetings Attended	Attendance Record
Marcelo Kim	11 of 11 100%	n/a	n/a	4 of 4 100%	5 of 5 100%	20	100%
Andrew Cole	10 of 11 100%	n/a	5 of 5 100%	n/a	5 of 5 100%	20	95%
Robert Dean	11 of 11 100%	4 of 4 100%	n/a	4 of 4 100%	n/a	19	100%
Laura Dove	11 of 11 100%	4 of 4 100%	n/a	4 of 4 100%	n/a	19	100%
Richie Haddock	11 of 11 100%	n/a	n/a	4 of 4 100%	5 of 5 100%	20	100%
Jeffrey Malmen	10 of 11 91%	4 of 4 100%	5 of 5 100%	n/a	n/a	19	95%
Christopher Robison	11 of 11 100%	n/a	5 of 5 100%	4 of 4 100%	5 of 5 100%	25	100%
Alexander Sternhell	11 of 11 100%	3 of 4 75%	5 of 5 100%	n/a	n/a	19	95%
Jonathan Cherry	11 of 11 100%	n/a	n/a	n/a	5 of 5 100%	16	100%
Jessica Largent*	8 of 8 100%	n/a	n/a	n/a	4 of 4 100%	12	100%

*
Ms. Largent resigned from the Board on October 1, 2025. Her attendance record reflects only those meetings of the Board and committees on which she served that were held during the period of her service in fiscal 2025.

Director Nominations
The Corporate Governance and Nominating Committee is responsible for identifying potential Board candidates. The Corporate Governance and Nominating Committee is composed entirely of non-executive, independent Directors. The Corporate Governance and Nominating Committee reviews the backgrounds, experiences, expertise, competencies and skills that the Company’s Board, as a whole, possesses; assesses potential Board candidates relative to needs on the Board for required backgrounds, experiences, expertise, competencies, skills, independence and other factors; and recommends candidates for nomination, appointment, election and re-election to the Board. Members of the full Board and representatives of the mining industry are consulted for possible candidates.
Further to the above commitment, the Board will seek out candidates with common attributes such as integrity, intelligence, sound business judgement, independence of mind and the ability to learn and understand all aspects of the Company’s business. Recruits to the Board will also be highly qualified in their respective areas of expertise and possess a mix of background, skill and experience that, collectively, will allow the Board to function at a high level and add value to the enterprise.
The Board has adopted a written charter that sets forth the responsibilities, powers and operations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for annually assessing Board performance, assessing the contribution of the Board, committees and all Directors annually, and planning for the succession of the Board.
The Corporate Governance and Nominating Committee considers shareholder nominees using these same criteria. Shareholders who wish to present a potential nominee to the Corporate Governance and Nominating Committee for consideration for election at a future annual meeting of shareholders must provide the Corporate Governance and Nominating Committee with notice of the recommendation and certain information regarding the candidate as described in our current Articles and within the time periods set forth under the caption “Proposals of Shareholders.”
Compensation of Directors
Under the Company’s policies with regard to Director compensation, the Company’s executive Directors do not receive fees for Board service. Jonathan Cherry and Jessica Largent were the only executive Directors in 2025. They did not receive any fees for Board service in 2025. In addition, Mr. Kim, as a nominee of Paulson during 2025, elected to receive no Directors’ fees or equity awards in 2025. Mr. Cole, who was designated as a Paulson nominee in January 2024, is not an employee of Paulson and, therefore was entitled to receive Director fees as an independent non-executive Director in 2025. Generally, the compensation for non-executive Directors included the following payments for fiscal year 2025:
(i)   a $25,240 annual cash retainer;
(ii)   a $11,767 annual cash retainer for the Lead Director;
(iii)   a $12,208 annual cash retainer for the Chair of the Audit Committee;
(iv)   a $4,940 annual cash retainer for the Chair of the Technical and HSEC Committee;
(v)   a $4,940 annual cash retainer for the Chair of the Compensation Committee;
(vi)   a $3,052 annual cash retainer for each member (excluding the Chair) of the Audit Committee, Corporate Governance and Nominating Committee, Compensation Committee, and Technical and HSEC Committee.
For fiscal year 2025 through present, the Chair of each Committee was as follows:
(vii)   Mr. Dean serves as the Chair of the Audit Committee and received an annual cash retainer for his service in this position for 2025;
(viii)   Mr. Robison serves as the Chair of the Compensation Committee and received an annual cash retainer for his service in this position for 2025;
(ix)   Mr. Kim serves as the Chair of the Corporate Governance and Nominating Committee and did not receive an annual cash retainer for his service in this position for 2025; and
(x)   Mr. Robison serves as the Chair of the Technical and HSEC Committee and received an annual cash retainer for his service in this position for 2025.
Payments for Board and committee service are made quarterly to the Directors. In 2022, we established share ownership guidelines which require Directors to receive their annual retainers in the form of DSUs until they reach the minimum holding requirement under such guidelines, as discussed in further detail below. The share ownership guidelines were updated in December 2025. As of December 31, 2025, all of the Directors who served in 2025 had reached the minimum holding requirements as amended. Each of the Directors has affirmatively elected to receive their payments for Board and committee service in 2025 in the form of DSUs, except for Ms. Dove, who elected to receive payments in cash. The Company also reimburses Directors for all reasonable out-of-pocket costs incurred by them in connection with their services to the Company. The table below sets out the amounts, before any withholdings, that each non-executive Director earned in fees and all other amounts of compensation during the year ended December 31, 2025 for his or her services as a Director:

2025 DIRECTOR COMPENSATION
Director	Fees Earned or Paid in Cash(1)	Stock Awards(3)	Total
Marcelo Kim(2)	—	—	—
Andrew Cole	$31,344	$27,600	$58,944
Robert Dean	$40,500	$27,600	$68,100
Laura Dove	$31,344	$27,600	$58,944
Richie Haddock	$31,344	$27,600	$58,944
Jeffrey Malmen	$31,344	$27,600	$58,944
Christopher Robison	$49,938	$27,600	$77,538
Alexander Sternhell	$31,344	$27,600	$58,944
Jonathan Cherry(2)	—	—	—

(1)
Reflects annual cash retainers and any committee chair or member retainers earned for 2025, including any such retainers which were paid in the form of DSUs in lieu of cash consistent with the Director’s election. Messrs. Cole, Dean, Haddock, Malmen, Robison, and Sternhell elected to receive their annual cash retainer and/or committee fees for 2025 in the form of DSUs consisting of the following number of shares: 1,927, 2,506, 1,927, 1,927, 3,011, and 1,927, respectively. The DSUs granted to our Directors in 2025 are 100% vested on the date of grant, but do not become payable until the Director’s separation from service. Ms. Dove elected to receive cash payments for her service in 2025.

(2)
Messrs. Kim and Cherry did not receive any cash or equity compensation for services on our Board. For a description of Mr. Cherry’s compensation with respect to his service to us as our Chief Executive Officer during 2025, see the Summary Compensation Table below.

(3)
The amounts in these columns reflect the grant date fair value of long-term incentive plan grants of DSUs (which were not awarded to our Directors in lieu of cash retainer and committee fees). These DSUs were 100% vested on the date of grant, but do not become payable until the Director’s separation from service. A description of the Company’s Omnibus Equity Incentive Plan, pursuant to which the DSUs grants to our Directors were made, is included in the Executive Compensation section below. Ms. Dove elected to receive cash payments for her service in 2025.

Non-Employee Director Share Ownership and Retention Guidelines
Our non-employee directors are subject to share ownership guidelines, which require our non-employee directors to hold Common Shares with a value equal to three times the amount of their annual cash retainer, which includes any additional cash compensation paid for chairpersonships, serving as lead independent director or service on committees, paid to such directors. Our non-employee directors are required to achieve compliance with this share ownership guideline within five years following the later of the date the guidelines became effective in 2022 or the date that the director was appointed to the Board. Holdings that count towards satisfaction of this guideline, and the valuation measures used to determine such satisfaction, are the same that apply to our Named Executive Officers, as described in the narrative to the Summary Compensation Table above, but also including DSUs (whether vested or unvested) granted to Directors.

ITEM 3
APPROVAL OF THE COMPANY’S 2026 EQUITY INCENTIVE PLAN

On April 16, 2026, our Board of Directors voted to amend and restate our current Omnibus Equity Incentive Plan (the “2021 Plan”), to be renamed the 2026 Equity Incentive Plan (the “2026 Plan”), with such action being effectuated only if our shareholders approve adoption of the 2026 Plan.
Our Board believes that the 2026 Plan will benefit the Company by (i) assisting in recruiting and retaining the services of individuals with high ability and initiative, (ii) providing greater incentives for employees and other individuals who provide valuable services to the Company and its affiliates and (iii) associating the interests of those persons with the Company and its shareholders.
If approved by the shareholders, the 2026 Plan will be effective as of June 4, 2026. If the 2026 Plan is approved by shareholders, awards previously made under the 2021 Plan will remain in effect subject to the terms of the 2021 Plan and the applicable award agreements.
The 2026 Plan permits the grant of options, share appreciation rights, restricted shares, restricted share units, performance shares, performance share units and other share-based awards (with or without dividend equivalent rights).
The more significant features of the 2026 Plan are summarized below. The summary of the 2026 Plan is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix A to this Proxy Statement.
We to rely on the exemption in section 602.1 of the TSX Company Manual in respect of the 2026 Plan as an eligible interlisted issuer whereby the TSX would not apply its standards to eligible interlisted issuers in respect of security based compensation arrangements.
Administration of the 2026 Plan
The 2026 Plan will be administered by the Compensation Committee and the Compensation Committee will approve all terms of awards under the 2026 Plan. The Compensation Committee will also approve who will receive grants under the 2026 Plan, determine the type of award that will be granted and will approve the number of Common Shares subject to the grant. The Compensation Committee may delegate all or part of its authority to administer the 2026 Plan to one or more officers; provided, however, that the Compensation Committee may not delegate its authority with respect to awards that are made to any individuals who are subject to Section 16 of the Exchange Act.
Notwithstanding the foregoing, our Board will administer the 2026 Plan in the case of any award that is made to a member of the Board who is not also an employee of the Company or an affiliate. References in this summary to the “Compensation Committee” include the Compensation Committee, any delegate of the Compensation Committee and our Board.
Because awards under the 2026 Plan are made at the Compensation Committee’s discretion, we are unable to determine who will be selected to receive awards or the type, size or terms of the awards that may be granted. For the same reason, we are unable to determine the awards that would have been granted last year if the 2026 Plan had been in effect. However, outstanding awards previously granted to our named executive officers under the 2021 Plan are reported herein. See “Executive Compensation — Grants of Plan-Based Awards.”
Eligibility
All of our employees and employees of our subsidiaries and affiliates are eligible to receive awards under the 2026 Plan. In addition, members of the Board and other individuals who perform significant services for us and our subsidiaries and affiliates may receive awards under the 2026 Plan.
Available Shares
The number of Common Shares that may be issued under the 2026 Plan is 8,280,530 Common Shares (the current share reserve under the 2021 Plan). The Company is not seeking an increase to the share reserve under the 2021 Plan or the 2026 Plan in connection with this Proposal. In connection with stock splits, stock dividends, recapitalizations and certain other events, the Board will make adjustments that it deems appropriate in the aggregate number of shares of Common Shares that may be issued under the 2026 Plan, and the terms of outstanding awards.
If any outstanding award under the 2026 Plan, including any award previously granted under the 2021 Plan, expires or is terminated or canceled without having been exercised or settled in full, or if Common Shares acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Common Shares allocable to the terminated portion of such award or the forfeited or repurchased Common Shares will again be available for grant under the 2026 Plan. Upon any payment in common shares pursuant to the exercise or settlement of an award, the number of Common Shares available for issuance under the 2026 Plan will be reduced only by the number of Common Shares actually issued in such exercise or settlement. If a participant pays the exercise price (or purchase price, if applicable) of an award through the tender or withholding of Common Shares as full or partial payment of such exercise price, or if Common Shares are tendered or withheld to satisfy any withholding obligations of the Company, the number of Common Shares so tendered or withheld will again be available for issuance pursuant to future awards under the 2026 Plan.
Minimum Vesting Schedule
Every award under the 2026 Plan is subject to a minimum 1-year vesting requirement, except that the following are not subject to any minimum vesting criteria: 5% of the share reserve for the 2026 Plan and awards settled in cash.
Director Annual Award Limits
No non-employee director may receive an aggregate grant of awards under the 2026 Plan in any calendar year that exceeds a grant date fair value of $250,000.
Awards
The 2026 Plan authorizes the grant of options to purchase common stock, share appreciation rights, restricted share awards, restricted share units (“RSUs”), performance shares, performance share units and other share-based awards. Each type of award is described below.
Options.   The 2026 Plan authorizes the Compensation Committee to grant incentive stock options (under Section 421 of the Internal Revenue Code (the “Code”)) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by the Compensation Committee, provided that the price per share cannot be less than 100% of the fair market value of a common share on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent shareholder” under Sections 422 and 424 of the Code). Except in the event of stock splits, stock dividends and other changes in our capitalization, the exercise price of an outstanding option cannot be reduced without the approval of shareholders. In addition, the 2026 Plan provides that without the approval of shareholders no payment may be made on account of the cancellation of an option if the exercise price exceeds the fair market value of a common share.
The exercise price for any option is generally payable (i) in cash, (ii) by check made payable to the Company or to the Administrator, (iii) by the surrender of Common Shares (or a deemed surrender by attestation of ownership of shares of Common Shares) with an aggregate fair market value on the date on which the option is exercised equal to the exercise price for the number of shares being purchased, (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board, or (v) pursuant to a “net settlement,” i.e. by issuance of a number of shares equal to the number for which the option is exercised minus the number of shares that have a fair market value equal to the aggregate exercise price. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a “ten percent shareholder”).
Restricted Share Awards.   The 2026 Plan also provides for the grant of restricted share awards. A restricted share award is an award of Common Shares that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. A restricted share award may be subject to vesting or other requirements or restrictions that, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. Unless the restricted share award agreement provides otherwise, a participant who receives a restricted share award will have all of the rights of a shareholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares; provided, however, such dividends or distributions will be subject the same restrictions on transferability and forfeitability as the underlying restricted shares.
RSUs and SARs.   The 2026 Plan authorizes the Compensation Committee to grant RSUs and SARs that provide the recipient with the right to receive cash, Common Shares or a combination of the two. The amount that the recipient will receive upon settlement of an RSU is a the full value of Common Shares, and the amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of a share of Common Shares on the date of exercise over the share’s fair market value on the date of grant (the “initial value”) multiplied by the number of shares for which the SAR is exercised. SARs will become exercisable in accordance with terms prescribed by the Compensation Committee. RSUs and SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten years from the date of grant or five years in the case of a SAR granted in tandem with an incentive stock option awarded to a “ten percent shareholder.” Except in the case of stock splits, stock dividends and other changes in our capitalization, the initial value of an outstanding SAR cannot be reduced without the approval of shareholders.
Performance Shares and Performance Share Units.   The 2026 Plan also authorizes the Compensation Committee to grant performance shares and performance share units, which represent the participant’s right to receive an amount, based on the value of the Common Shares, if performance goals or other objectives established by the Compensation Committee are achieved. The Compensation Committee will determine the applicable performance period, the performance goals or other objectives and such other conditions that apply to performance shares and performance share units. Performance goals may be stated with respect to the performance criteria described below or such other criteria determined by the Compensation Committee. If the performance goals are met, performance shares will be settled in shares and performance share units will be paid in cash, Common Shares or a combination thereof.
Other Share-Based Awards.   The 2026 Plan also authorizes the Compensation Committee to choose to grant other awards not specifically described in the 2026 Plan that are valued in whole or in part by reference to, or are otherwise based on, Common Shares. The Compensation Committee has authority to determine all conditions of the Other Share-Based Awards, including any dividend or distribution rights and whether the award should be paid in cash.
Change in Control
The awards under the 2026 Plan are subject to double-trigger vesting upon a change in control, which means that if the successor corporation assumes the outstanding awards upon a change in control, then vesting of the assumed awards will fully accelerate with performance awards vesting at target levels only if the participant’s employment or service with the successor is terminated by the successor without Cause (as defined in the 2026 Plan) during the 24 month period following the date of the change in control. If the successor fails to assume outstanding awards, then the vesting of such awards shall become fully accelerated.
Amendment; Termination
The 2026 Plan may be amended or terminated at any time by the Board; provided that no amendment may adversely impair the benefits of participants under outstanding awards. Our shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements (including the repricing of outstanding options and SARs). Our shareholders also must approve any amendment that materially increases the benefits accruing to participants under the 2026 Plan, or materially modifies the requirements as to eligibility for participation in the 2026 Plan. Unless terminated sooner by the Board or extended with shareholder approval, the 2026 Plan will terminate on the tenth (10th) anniversary of the effective date.

U.S. Federal Tax Consequences
Counsel advised us regarding the U.S. federal income tax consequences of the 2026 Plan. No income is recognized by a participant at the time an option or SAR is granted. If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the incentive stock option. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonqualified stock option or an SAR generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price or the amount paid in settlement of the SAR.
Income is recognized on account of the grant of a stock award when the shares subject to the award first become transferable or are no longer subject to a substantial risk of forfeiture. At that time the participant recognizes ordinary income equal to the fair market value of the Common Shares, less any amount paid by the participant for the common stock.
No income is recognized upon the grant of performance share units. Income will be recognized on the date that payment is made under the performance share units in an amount equal to the amount paid in settlement of the performance share units.
The employer (either the Company or its affiliate) generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR, the vesting of a stock award and the settlement of performance stock units, though no deductibility can be guaranteed. The amount of the deduction, if any, is generally equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or exercise of an incentive stock option but may claim a federal income tax deduction on account of certain dispositions of shares acquired under an incentive stock option.
Canadian Federal Tax Consequences
Counsel advised us regarding the Canadian federal income tax consequences of the 2026 Plan. No income is recognized by a participant at the time the option is granted. The exercise of a stock option is generally a taxable event that requires the participant to recognize, as employment income, the difference between the shares’ fair market value and the option exercise price. Provided certain conditions are met, including the exercise price of the option at the time of grant being equal to the fair market value of the underlying shares, a one-half (1/2) deduction of such income inclusion may be available.
Income is recognized on account of the grant of a restricted share award when the shares subject to the award are issued to a participant. At that time the participant recognizes an income inclusion equal to the fair market value of the common shares issued, potentially subject to a discount for the restrictions on the shares, less any amount paid by the participant for the common stock.
Provided payment is made within three (3) following the end of the year in which the award is granted, no income is recognized upon the grant of performance share units or SARs. Income will be recognized on the date that payment is made under the performance share units or SARS in an amount equal to the amount paid in settlement of the performance share units or SARS.
The employer (either the Company or its affiliate) will generally not be entitled to a Canadian federal income tax deduction on account of the grant or exercise of a stock option.
New 2026 Plan Benefits
No benefits or amounts have been granted, awarded or received under the 2026 Plan. All awards under the 2026 Plan are discretionary and no awards are determinable at this time.
The Board of Directors unanimously recommends a vote “FOR” the approval of the 2026 Equity Incentive Plan.

ITEM 4
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee of our Board has recommended that PricewaterhouseCoopers LLP (“PwC”) be appointed as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and that the remuneration of PwC for such year be fixed by our directors.
At the Annual Meeting, or any adjournment or postponement thereof, shareholders will be asked to ratify the appointment of PwC to serve as our independent registered public accounting firm until the next annual meeting of shareholders at a remuneration to be fixed by the Board. PwC has been our independent registered public accounting firm since 2021. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the ratification of the appointment of PwC as the auditor of the Company for the ensuing year at a remuneration to be fixed by the Directors.
The Board of Directors recommends a vote “FOR” ratification of the appointment of PwC as our independent auditors for the fiscal year ending December 31, 2026.

AUDITORS
Representatives of PwC are expected to participate in the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.
Fee Information
Fees were paid in U.S. dollars to PwC for the years ended December 31, 2025 and 2024. The table below discloses the fees for professional services provided by PwC in each of the last two fiscal years.
	2025	2024
Audit Fees(1)	$757,521	$676,300
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	$2,000	$2,000
Total	$759,521	$678,300

(1)
Audit fees include the aggregate fees for the audit of, as applicable, our annual consolidated financial statements and the reviews of each of the quarterly consolidated financial statements to be included in our Forms 10-Q. The audit fees billed in 2024 included comfort letter services for the Company’s registered offering of Common Shares and at-the-market equity offering program, and services related to a required government audit connected to the Department of Defense funding. The audit fees billed in 2025 included comfort letter services for the Company’s registered offerings of Common Shares, consents for Registration Statements, and services related to a required government audit connected to the Department of Defense funding.

(2)
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports.

(3)
Tax fees include tax compliance services and assistance with federal and provincial tax-related matters for certain international entities.

(4)
All other fees were for accounting disclosure checklist and GAAP research software licenses.

Pre-Approval Policies and Procedures
All, or one hundred percent, of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of PwC to perform the audit of our annual consolidated financial statements. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by PwC if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board.
Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2025 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.
The Audit Committee
Robert Dean
Laura Dove
Jeffrey Malmen
Alexander Sternhell

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of April 8, 2026 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our Common Shares, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of Common Shares listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of April 8, 2026, we had 125,093,670 Common Shares outstanding.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers
Jonathan Cherry(1)	44,895	*
Mark Murchison	4,000	*
Mckinsey Lyon(1)	142,329	*
Jessica Largent(2)	157,255	*
Michael Wright(3)	84,990	*
Non-Executive Directors
Marcelo Kim(4)	—	*
Andrew Cole(5)	36,111	*
Robert Dean(6)	90,068	*
Laura Dove(7)	53,119	*
Richie Haddock(8)	36,118	*
Jeffrey Malmen(9)	73,747	*
Christopher Robison(10)	157,837	*
Alexander Sternhell(11)	75,092	*
All directors and executive officers as a group(14)(1)(12)	713,316	*
Greater than 5% Holders
Paulson & Co. Inc.(13)	32,347,299	25.9%
Agnico Eagle Mines Limited(14)	10,866,965	8.7%

*
Less than 1%

(1)
Excludes RSUs granted to our executive officers, which will not vest within 60 days of the Record Date.

(2)
Ms. Largent resigned as the Company’s Chief Financial Officer and Principal Accounting Officer, and as a member of the Board, effective October 1, 2025, and remained employed by the Company in a non-executive transition role until January 2, 2026.

(3)
Mr. Wright resigned as the Company’s Vice President, Projects effective December 3, 2025, and thereafter provided transition consulting services to the Company through MSE LLC, an entity he controls, through March 3, 2026.

(4)
Mr. Kim is a partner at Paulson. Paulson and its affiliates have beneficial ownership of an aggregate of 32,347,299 Common Shares, representing 26% of the currently issued and outstanding Common Shares.

(5)
Represents 9,450 Common Shares and 26,661 DSUs which are fully vested and will be settled following Mr. Cole’s separation from service.

(6)
Represents 22,302 Common Shares and 67,766 DSUs which are fully vested and will be settled following Mr. Dean’s separation from service.

(7)
Represents 53,119 DSUs which are fully vested and will be settled following Ms. Dove’s separation from service.

(8)
Represents 5,780 Common Shares and 30,338 DSUs which are fully vested and will be settled following Mr. Haddock’s separation from service.

(9)
Represents 14,319 Common Shares and 59,428 DSUs which are fully vested and will be settled following Mr. Malmen’s separation from service.

(10)
Represents 85,799 Common Shares held by the Christopher & Mary Robison Revocable Trust DTD 6/23/05, a Colorado revocable trust, for which Mr. Robison and his spouse are trustees and beneficiaries, and for which Mr. Robison possesses voting, revocation and investment powers, and 72,038 DSUs which are fully vested and will be settled following Mr. Robison’s separation from service.

(11)
Represents 16,352 Common Shares and 58,740 DSUs which are fully vested and will be settled following Mr. Sternhell’s separation from service.

(12)
The amounts disclosed represent Common Shares beneficially owned by current directors and executive officers of the Company. The three executive officers excluded from the table held no shares and no vested share units as of the Record Date.

(13)
Paulson is an affiliate of PFR Gold Holdings, LP (“PFR Holdings”), Paulson Partners L.P. (“Paulson Partners”), PFR Gold Fund, L.P. (“PFR Fund”) and Paulson Advantage Plus Master, Ltd. (“Paulson Advantage Plus” and, together with Paulson Partners and PFR Holdings, the “Funds”) and Paulson Advisers III LLC (“Paulson Advisers”). PFR Holdings is the record holder of 20,929,280 Common Shares. Paulson Partners is the record holder of 5,895,507 Common Shares. PFR Fund is the record holder of 966,452 Common Shares. Paulson Advantage Plus is the record holder of 4,556,060 Common Shares. Paulson Advisers furnishes investment advice to and manages PFR Holdings, PFR Fund and Paulson Advantage Plus, and in its role as investment advisor or manager, as applicable, Paulson Advisers possesses voting and investment power over the securities that are owned by PFR Holdings, PFR Fund and Paulson Advantage Plus totaling 26,451,792 Common Shares. Based on information supplied to us by the Selling Shareholder, the aggregate holdings of Paulson and its affiliates is 32,347,299. The principal business address of each of Paulson, the Funds and Paulson Advisers is 15 Exchange Place, Jersey City, New Jersey 07302.

(14)
Based on information contained in a Form 13G filed with the SEC on October 27, 2025. The aggregate holdings of Agnico Eagle Mines Limited is 10,866,965, which is inclusive of common shares issuable upon the exercise of certain warrants to purchase 2,861,229 common shares. Agnico Eagle Mines Limited is 45 King Street East, Suite 400, Toronto, Ontario, Canada, M5C 2Y7.

EXECUTIVE OFFICERS
Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding each executive officer (other than Mr. Cherry) is set forth in the following the table. Biographical information for Mr. Cherry is set forth above under “Item 1 — Election of Directors.”
Name	Age	Principal Position
Jonathan Cherry	56	President and Chief Executive Officer
Mark Murchison	53	Chief Financial Officer
James Norine	53	Senior Vice President, Projects
Timothy Kahl	54	Senior Vice President, Technical Services
Mckinsey Lyon	45	Senior Vice President, External Affairs
Gregory Fontaine	69	Senior Vice President and General Counsel
Mark Murchison joined the Company in 2025 with over 25 years of experience in metals and mining, including seven years as Chief Financial Officer of Alacer Gold (“Alacer”) and 12 years in various financial leadership roles at Rio Tinto. Mr. Murchison joined Perpetua from US Vanadium, a private vanadium producer based in Arkansas, where he served as Chief Financial Officer and Secretary since 2022. Mr. Murchison has significant experience in capital project management, including raising project finance and managing capital allocation and planning for a $750-million autoclave expansion at the Alacer mine in Turkey. Mr. Murchison joined Perpetua’s management team to lead the finance functions as the Company secures project financing for the Project and commences construction.
James Norine joined the Company as Senior Vice President Projects in 2025 with over 25 years of experience in project construction and engineering, delivering large-scale projects throughout the United States and internationally. Of significant advantage to Perpetua, Mr. Norine brings a track-record of success in delivering multiple mining and processing projects. Before joining Perpetua, Mr. Norine served as Regional Director, Metals, Western (USA) at Hatch Engineering, Ltd., a global multidisciplinary management, engineering and development consultancy firm. Most recently in his time at Hatch, Mr. Norine served in the role of the Project Director for delivery of the Engineering and Procurement of the Hermosa Project in Arizona under an integrated delivery method. Previously in his career, Mr. Norine held positions at Ausenco Engineering USA, as Vice President Southwest USA, Sundt Construction as Senior Project Manager and at M3 Engineering as Project Manager. He holds a professional engineering license (PE) in the state of Idaho.
Timothy Kahl joined the Company as Senior Vice President Technical Services in 2025 with over 30 years of experience in design, construction, commissioning, and operating complex mining and process operations. Throughout his career in North and South America, Mr. Kahl has stewarded projects through construction, commissioning, and into operations and brings invaluable operational readiness experience with both precious and base metals operations. Mr. Kahl has served as a consultant to Perpetua for nearly two years as the operations lead and subject matter expert for processing and Pressure Oxidation. He was most recently the General Manager Operations for Peñasquito (Newmont) in Mexico from December 2017 to March 2020, and the Process Manager for Pueblo Viejo (Barrick) in the Dominican Republic from December 2012 to July 2015.
Mckinsey M. Lyon joined Perpetua in 2017 as Vice President of External Affairs of PRII after consulting for the Company for six years. Ms. Lyon leads the direct advocacy and social license development for the Stibnite Gold Project at Perpetua. She has experience navigating complicated public policy issues and managing complex issues in the public arena, leading public affairs practices with a unique interdisciplinary fluency in government relations, social license development, stakeholder engagement, messaging, and media communications. Prior to joining Perpetua, Ms. Lyon served as a partner at Gallatin Public Affairs, a lobbying firm and public relations company, where she helped clients achieve business goals by integrating strategies across multiple platforms.

Gregory Fontaine joined the Company in March 2026 as Senior Vice President and General Counsel. Mr. Fontaine has over 30 years of experience with major U.S. law firms, including as a partner at Husch Blackwell, Stoel Rives, and Dorsey & Whitney during this time. Over the last 15 years, his practice has focused principally on representing companies in mining, mineral exploration, and project development and finance, with extensive experience in corporate, transactional, environmental review and permitting, and litigation matters. He has represented a broad range of entities in involved in mining and metals, including major international mining companies, junior exploration and development entities, royalty companies, and mineral rights holders. Mr. Fontaine has advised Perpetua Resources and its development of the Stibnite Gold Project since early 2024.

EXECUTIVE COMPENSATION
As detailed above, we have opted to comply with the scaled-down executive compensation disclosure rules applicable to smaller reporting companies and emerging growth companies. As a result, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures. Further, our reporting obligations generally extend only to the individuals who served as our Chief Executive Officer, our next two most highly compensated executive officers who were serving at the end of the fiscal year ended December 31, 2025, and up to two additional individuals each of whom would have been one of our two most highly compensated executive officers but for the fact that the individual was not serving as an executive officer at the end of the fiscal year ended December 31, 2024 (such individuals, our “named executive officers” or “NEOs”). In accordance with the foregoing, the individuals listed below are our NEOs for the fiscal year ended December 31, 2025:
Name	Position
Jonathan Cherry	President and Chief Executive Officer
Mark Murchison	Chief Financial Officer
Mckinsey Lyon	Senior Vice President, External Affairs
Jessica Largent	Former Chief Financial Officer
Michael Wright	Former Vice President, Projects
The disclosure in this “Executive Compensation” section pertains to the compensation earned or paid to our NEOs for the fiscal year ended December 31, 2025.
2025 Summary Compensation Table
The following table provides information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2025 and December 31, 2024.
Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Jonathan Cherry Chief Executive Officer	2025	$458,750	$797,073	$1,188,000	$20,000	$2,463,823
	2024	$339,678	$395,000	$240,411	$8,500	$983,589
Mark Murchison Chief Financial Officer	2025	$100,000	$383,160	$136,126	—	$483,160
Mckinsey Lyon Senior Vice President, External Affairs	2025	$221,960	$330,885	$270,000	$9,613	$832,458
Jessica Largent Former Chief Financial Officer	2025	$264,457	$398,370	$132,229	$10,578	$805,634
	2024	$253,650	$414,778	$138,391	$12,427	$819,246
Michael Wright Former Vice President, Projects	2025	$294,407	$478,235	$115,229	$2,661,314	$3,549,185
	2024	$304,500	$497,930	$115,229	$13,628	$931,287

(1)
The amounts in this column reflect the aggregate grant date fair values of RSUs and PSUs granted to the NEOs in 2025, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and granted pursuant to the Perpetua Resources Corp. Omnibus Equity Incentive Plan. The grant date fair value of PSUs is based on the probable outcome of the performance conditions as of the date of grant, which was target. If the maximum amount, rather than the probable amount, were reported in the table with respect to the PSUs, the value associated with the PSUs would be as follows for each NEO: Mr. Cherry, $956,640, Ms. Lyon, $397,126, Mr. Murchison, $565,920, Ms. Largent, $478,120, and Mr. Wright $573,974. All RSUs granted in 2025 and 2024 vest ratably in three equal annual installments following the grant date. All PSUs granted in 2025 and 2024 consist of market-based PSUs where vesting is based on the Company’s performance over a three-year performance period other than certain PSUs granted to Mr. Murchison in 2025 which vest based on a certain Company performance event occuring. See “Note 5 — Equity” to the consolidated financial statements in our 2025 Annual Report on Form 10-K filed with the SEC on March 31, 2026 for additional details regarding assumptions underlying the value of these awards.

(2)
The amounts reflected in this column include amounts awarded to the NEOs pursuant to our Short Term Incentive Plan, as discussed in more detail below under “Narrative Disclosure to Summary Compensation Table — Short Term Incentive Program.”

(3)
The amounts reflected in this column include Company contributions made to each named executive officer’s accounts pursuant to the Company’s 401(k) plan. For Mr. Wright, the amounts also reflect the following payments and benefits as set forth in Mr. Wright’s Consulting Separation Agreement and Release entered into with the Company on December 4, 2025: (i) a lump sum cash payment of $321,300 representing 12 months of base salary, (ii) a lump sum cash payment of $115, 229 representing an amount equal to his previous year’s bonus under the STIP, (iii) a lump sum payment equal to $13,593.46 representing payout of his accrued but unused paid time off and floating holidays as of the date of his termination of employment and (iv) accelerated vesting of 90,657 RSUs and PSUs (estimated value of $2,194,806 calculated based on the closing price of the Company’s common stock on December 31, 2025).

Narrative Disclosure to Summary Compensation Table
Each of our NEOs were party to an employment agreement during all or a portion of 2025, which provides for compensation in the form of salary, annual incentive bonuses pursuant to our short-term incentive program, and equity awards pursuant to our long-term incentive program, as well as for payment or benefits in the event of termination of employment of the Company. We entered into an employment agreement with Mr. Murchison effective as of October 1, 2025. We entered into amended and restated employment agreements with Mr. Cherry, Mr. Murchison, and Ms. Lyon effective as of December 1, 2025.
Resignation of Chief Financial Officer
On September 30, 2025, Ms. Largent tendered her notice of resignation and retirement to the Board, notifying the Company of her resignation as Chief Financial Officer and Principal Accounting Officer of the Company and as a member of the Board, effective October 1, 2025, and retirement from the Company on January 2, 2026 (the “Retirement Date”). Ms. Largent remained employed with the Company as a non-executive employee until the Retirement Date.
On September 30, 2025, the Board and Compensation Committee approved certain amendments to the Ms. Largent employment agreement, as set forth in the Transition Services Agreement, effective as of October 1, 2025 (the “Transition Services Agreement”). Under the Transition Services Agreement, in exchange for Ms. Largent’s continuous service as a non-executive employee with Perpetua Resources Idaho, Inc. (the “Employer”) until the Retirement Date, Ms. Largent continued to receive the base salary under her employment agreement through the Retirement Date.
Pursuant to the terms of the Transition Services Agreement, all of Ms. Largent’s outstanding equity awards continued to vest according to their original vesting schedule until the Retirement Date. Upon the Retirement Date, all outstanding equity awards fully vested (with any performance-based vesting criteria vesting at target), except that only fifty percent (50%) of outstanding stock options that were unvested as of the Retirement Date became fully vested. Additionally, on the Retirement Date, the Company paid Ms. Largent the following: (i) a lump sum payment of Ms. Largent’s annual cash bonus for the 2025 fiscal year, calculated as if the target performance factor had been achieved and (ii) a lump sum payment for any accrued but unused vacation time.
Resignation of Vice President, Projects
On December 3, 2025, Mr. Wright notified the Employer of his resignation as Vice President, Projects, effective immediately. To facilitate a smooth transition, Mr. Wright agreed to serve as a consultant to the Employer for three months, and entered into a Consulting and Separation Agreement and Release with the Employer effective December 3, 2025 (the “Wright Separation Agreement”). MSE LLC, an entity controlled by Mr. Wright (“MSE”), entered into a consulting agreement with the Employer effective December 3, 2025 (the “Consulting Agreement”).
Pursuant to the Wright Separation Agreement, Mr. Wright was eligible to receive the payments and certain other benefits contemplated in his employment agreement with the Employer consistent with a termination without cause and accelerated vesting pursuant to the Omnibus Equity Incentive Plan of a portion of his unvested equity awards consistent with a termination without cause. These payments and benefits included the following: (i) a lump sum cash payment of $321,300 representing 12 months of Mr. Wright’s annual base salary, (ii) a lump sum cash payment of $115,229 representing an amount equal to

Mr. Wright’s previous year’s bonus under the STIP, (iii) a lump sum payment equal to $13,593.46 representing payout of Mr. Wright’s accrued but unused paid time off and floating holidays as of the date of Mr. Wright’s termination of employment, (iv) continued eligibility to participate in all employee group health benefit plans in which Mr. Wright was then enrolled through the last day of December 2025 and thereafter eligibility to participate in all group health benefits provided by employer pursuant to COBRA and (v) accelerated vesting of an aggregate of 90,657 unvested RSUs and PSUs.
Pursuant to the Consulting Agreement, Mr. Wright agreed, through MSE, to be available for up to 20 hours per week for three months until March 3, 2026 to provide customary project development consulting services to the Employer upon its request to facilitate a smooth leadership transition. Mr. Wright was entitled to compensation of $20,000 per month for his services.
Base Salary
The Company compensates NEOs through a base salary that is generally in line with the median of the Company’s benchmark group, determined by screening and selecting publicly-traded companies in the same general industry (exploration and development companies) and on the basis of comparable size of operations and market capitalization, but the Board has the discretion to pay above this level to attract and retain key executives in achieving the Company’s strategic goals, and in order to address certain exceptions, such as where there are persons in dual-role positions. An annual performance review is undertaken with all employees focusing on their performance against their job description and whether any changes to base salary is required based on changes in role or responsibility. Pursuant to their employment agreements and our annual review process, as well as increases in connection with any promotions to new positions, Mr. Cherry, Ms. Lyon, Ms. Largent, and Mr. Wright were entitled to, effective April 1, 2025, an annual base salary in 2025 of $446,250, $222,298, $267,643 and $321,300, respectively and Mr. Murchison was entitled to, effective October 1, 2025, an annual base salary in 2025 of $400,000. Pursuant to their amended employment agreements and our 2026 annual review process, Mr. Cherry, Mr. Murchison, and Ms. Lyon were entitled to, effective December 1, 2025, an annual base salary of $660,000, $400,000 and $250,000, respectively.
401(k) Plan
The Company offers an investment (401(k)) plan to our U.S.-based employees, including our NEOs. This plan provides eligible employees an opportunity to save for retirement on both a pre-tax and after-tax basis up to 100% of their eligible pay subject to annual IRS limits. The Company provides eligible employees with a matching contribution equal to 100% of the employee’s contribution for the first 4% of the employee’s total compensation (base salary plus annual incentive award).
Severance Upon Qualifying Terminations of Employment
Upon a qualifying termination of employment, each of our NEOs are entitled to certain severance payments and/or benefits pursuant to their respective employment agreement. For a more detailed discussion of these severance terms, see “Potential Payments upon Termination or Change in Control” below.
Short-Term Incentive Program
The Company incentivizes employees on an annual basis through a Short-Term Incentive Program (“STIP”), which is also referred to as the Annual Incentive Plan under the NEOs’ respective employment agreements. The STIP is a performance-based plan and considers the Company’s performance as a whole, as well as the individual’s performance.
A target percentage is determined at the commencement of employment and reviewed on an annual basis through the annual performance review process.

The potential target short-term incentive percentages with regard to the NEOs for 2025 were as follows:
Position	STIP as % of Annual Salary	Corporate Objectives	Individual Objectives
President and Chief Executive Officer	100%	100%	0%
Chief Financial Officer	75%	80%	20%
Senior Vice President, External Affairs	60%	80%	20%
Former Chief Financial Officer	50%	80%	20%
Former Vice President, Projects	50%	80%	20%
Company’s Performance
On an annual basis, the Board approves a set of corporate objectives that are communicated to all employees, with measurable targets and a percentage allocation to each objective. Each such objective is allocated a percentage of the overall measure of corporate performance. At the commencement of 2025, the Company approved seven corporate objectives. In general, the objectives for 2025 can be summarized as follows:
1.
Progress the regulatory approval and permitting of the Stibnite Gold Project.

•
Secure Financial Assurance and U.S. Forest Service Implementation Letter

•
Receive all ancillary permits.

•
Support legal defense of all permits as necessary.

2.
Progress development of the Stibnite Gold Project.

•
Maintain compliance with all regulatory requirements.

•
Deliver objectives on time and on budget.

3.
Manage financial position effectively and efficiently.

•
Secure funding required to advance the Stibnite Gold Project.

•
Ensure treasury position sufficiently funds the Company through permitting.

4.
Maintain / increase support among all stakeholders by communicating Stibnite Gold Project value proposition to ensure Perpetua has a strong social license and investor support.

•
Develop public affairs strategy and maintain strong reputation.

•
Develop government and third-party support.

•
Maintain favorable reputation among shareholders while targeting a broader investor group.

The Company’s actual performance is assessed by the Board and a percentage may be approved for allocation to the Company’s component of annual bonuses. The Board then factors the estimated performance for each objective achieved in accordance with the following scale in order to determine the net score:
Performance Factor	Performance Level Achieved
120 – 200%	Outstanding
80 – 120%	Meets Expectations
0 – 80%	Threshold Performance
Where circumstances beyond the Company’s control affect the achievement of an objective, the Board considers amending objectives throughout the year should the need arise.

Individual Performance
Individual performance against job description and individual performance objectives were reviewed in early 2025 for all employees. Where an exceptional contribution to the Company’s performance was recognized, some discretionary adjustments to STIP payments can be made.
Overall STIP Determination
Once the Company’s performance against corporate objectives and exceptional individual performance against the Company’s objectives has been assessed, the President & CEO makes a recommendation, inclusive of percentages and dollars to be paid, for all NEOs (excluding the President & CEO), as well as other employees, to the Compensation Committee for its approval and recommendation to the Board. The Compensation Committee makes a recommendation to the Board, inclusive of percentages and dollars to be paid pursuant to the STIP for the President & CEO. The Compensation Committee and the Board consider the overall quantum of the potential bonus allocations in light of the Company’s available funding and may, at its sole discretion, choose to adjust the amount to be paid out under the STIP.
Long-Term Incentive Awards
Perpetua Resources Corp. Omnibus Equity Plan
On March 8, 2021, upon the recommendation of the Compensation Committee, the Board passed a resolution to adopt the Plan (as defined below), which became effective upon the approval of the shareholders obtained at the Company’s annual general meeting held on April 16, 2021 (the “2021 Annual General Meeting”). Following such approval:
•
all grants of equity-based awards thereafter were made pursuant to, or as otherwise permitted by, the Plan; and

•
no further equity-based awards were made pursuant to the Company’s 2011 Evergreen Incentive Stock Option Plan, which stock option plan remains in effect only in respect of outstanding stock options granted prior to April 16, 2021.

The Plan was further amended effective upon the approval of the shareholders obtained at the Company’s annual general meeting held on May 16, 2024 to increase the number of Common Shares reserved and available for grant and issuance pursuant to the Plan from 4,280,530 to 8,280,530. If the 2026 Plan is approved, as discussed in Item 3 above, any future equity-based awards will be granted pursuant to the 2026 Plan.

The following table sets out the key features of the Perpetua Resources Corp. Omnibus Equity Incentive Plan (the “Plan”), as approved by shareholders at the 2021 Annual General Meeting.
Eligibility	•	The Plan provides that directors, employees, and consultants who are designated by the Administrators (as defined below) to receive an award are eligible to participate in the Plan (each an “Eligible Person”).
Types of Awards Authorized for Issuance	•	The Plan provides for the Board, or such other persons as may be designated by the Board from time to time, to administer the Plan (collectively, the “Administrators”), including the authority to grant stock options (“Options”), RSUs, and PSUs (each an “Award”) resulting in the issuance of common shares without par value of the Company. Additionally, the Plan provides for the grant of DSUs resulting in the issuance of shares to Eligible Persons who are non-employee directors and who are designated by the Administrators to receive DSUs.
Plan Maximum	•	The number of shares reserved and available for grant and issuance pursuant to the Plan, together with those shares issuable pursuant to any other compensation arrangements of the Company, shall not exceed 8,280,530 shares of the Company.
Insider Participation Limits	•	The aggregate number of Common Shares (a) issuable to insiders at any time (under all of the Company’s security-based compensation arrangements) cannot exceed ten percent (10%) of the issued and outstanding Common Shares and (b) issued to insiders within any one-year period (under all of the Company’s security-based compensation arrangements) cannot exceed ten percent (10%) of the issued and outstanding Common Shares. Furthermore, within any one fiscal year of the Company, (a) the aggregate fair value on the date of grant of all Options granted to any one non-employee director shall not exceed $100,000, and (b) the aggregate fair market value on the date of grant of all awards (including, for greater certainty, the fair market value of the Options) granted to any one non-employee director under all of the Company’s security based compensation arrangements shall not exceed $150,000; provided that such limits shall not apply to (i) awards taken in lieu of any cash retainer or meeting director fees, and (ii) a one-time initial grant to a non-employee director upon such non-employee director joining the Board. Any Common Shares issued by the Company through the assumption or substitution of outstanding stock options or other equity-based awards from an acquired company shall not reduce the number of Common Shares available for issuance pursuant to the exercise of awards granted under the Plan.
Term of Options	•	Subject to any accelerated termination as set forth in the Plan, each Option expires on its expiry date, which shall be specified in an Award Agreement (which shall not be later than the tenth anniversary of the date of grant of such Award) or, if not so specified, means the tenth anniversary of the date of grant of such Award.
Exercise Price	•	The exercise price per Share under each Option shall not be less than the Market Price (as defined in the Plan) of the Shares at the time of grant. Notwithstanding anything else contained herein, in no case will the exercise price per Share under each Option be less than the minimum prescribed by any stock exchange at the time of grant.
Resale Restrictions	•	Each participant in the Plan who is a director, an officer, or a person who is in a position to control the Company by share ownership or otherwise is considered an “affiliate” (as defined under the Securities Act) of the Company and may sell Shares acquired under the Plan in the United States only upon compliance with the provisions of the Securities Act and the rules and regulations thereunder, including, for example, sales in compliance with Rule 144. Such persons may also sell Shares outside the United States, provided that the requirements of Regulation S under the Securities Act are met. Each Participant who is a director, an officer, or a beneficial owner of more than 10% of the Shares may also become subject to Section 16 of the Exchange Act, which provides, among other things, that any profit realized by such Participant from any purchase and sale, or sale and purchase, of any equity security of the Company within any period of less than six months is recoverable by or on behalf the Company.
Vesting	•	Options. The Plan Administrator shall have the authority to determine the vesting terms applicable to grants of Options. Once an Option becomes vested, it shall remain vested and shall be exercisable until expiration or termination of the Option, unless otherwise specified by the Plan Administrator, or as may be otherwise set forth in any written employment agreement, Award Agreement or other written agreement between the Company or a subsidiary of the Company and the Participant. Each vested Option may be exercised at any time or from time to time, in whole or in part, for up to the total number of Option Shares with respect to which it is then exercisable. The Plan Administrator has the right to accelerate the date upon which any Option becomes exercisable. Subject to the provisions of the Plan and any Award Agreement, Options shall be exercised by means of a fully completed Exercise Notice delivered to the Company. The Plan Administrator may provide at the time of granting an Option that the exercise of that Option is subject to restrictions, such as vesting conditions relating to the attainment of specified performance goals.
	•	RSUs. The Plan Administrator shall have the authority to determine any vesting terms applicable to the grant of RSUs, provided that the terms comply with Section 409A, with respect to a U.S. taxpayer.
	•	PSUs. The Plan Administrator shall have the authority to determine any vesting terms applicable to the grant of PSUs.
	•	DSUs. Except as otherwise determined by the Plan Administrator or as set forth in the particular Award Agreement, DSUs shall vest immediately upon grant.
Termination of Employment or Services	•	Unless otherwise provided in a participant’s employment or consulting agreement or arrangement, the following will apply on the termination of the employment or service of a participant:

•
If a participant’s employment is terminated for Cause by the Company, or by reason of the participant’s voluntary resignation, then any option or other Award held by Participant that has not been exercised, surrendered, or settled as of the termination date is immediately forfeited and canceled as of the termination date.

•
If the participant’s employment is terminated without Cause, then a portion of any unvested Options or other Awards will immediately vest, equal to the number of unvested Options or other Awards held by the participant as of the date of termination multiplied by a fraction the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested Options or other Awards were originally scheduled to vest, and for the purposes of PSUs such portion will be determined based on the target number of PSUs.

•
If the participant’s employment terminates on account of his or her becoming disabled, then any Award held by the participant that has not vested on the date of termination will vest on that date and, for the purposes of PSUs, the target number of PSUs will become vested.

•
If the participant’s employment is terminated by reason of death, then any unvested Award held by the participant will vest on such date and, for purposes of PSUs, the number of PSUs will become vested.

	•	Where a participant’s employment is terminated due to the participant’s retirement, then a portion of the unvested options shall immediately vest, such portion to be equal to the number of unvested Options or other Awards held by the Participant as of the termination date multiplied by a fraction the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested Options or other Awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs such portion will be determined based on the target number of PSUs.
Change of Control	•	Except as set forth in an employment agreement, award agreement, or other written agreement between the Company and a Participant, in the event of a change of control, the Plan Administrator may, but is not required to, (i) cause the conversion or exchange of any outstanding Awards into or for rights or other securities of substantially equivalent value in any entity participating in or resulting from a Change of Control, (ii) permit the immediate vesting of any unvested Awards upon consummation of the Change of Control, (iii) terminate any Award in exchange for an amount of cash and/or property in an amount equivalent to that which would have been attained upon settlement of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction, (iv) replace the Award with other rights or property selected by the Board, or (v) any combination of the foregoing.
	•	Notwithstanding the above, and except as otherwise provided in a written employment or other agreement between the Company and a Participant, if within twelve (12) months following a Change of Control, a Participant’s employment, consultancy or directorship is terminated by the Company without Cause, then any unvested Awards held by the Participant at the date of termination will immediately vest and be exercisable.
Amendments	•	The Plan Administrator may from time to time, without notice and without approval of the holders of voting shares of the Company, amend, modify, change, suspend or terminate the Plan or any Awards granted pursuant to the Plan as it, in its discretion determines appropriate, provided, however, that no such amendment, modification, change, suspension or termination of the Plan or any Awards may materially impair any rights of a Participant or materially increase any obligations of a participant under the Plan without the consent of the participant, unless the Plan Administrator determines such adjustment is required or desirable in order to comply with any applicable Securities laws or Stock Exchange requirements.
2011 Evergreen Incentive Stock Option Plan
As described above, at our 2021 Annual General Meeting, our shareholders voted to approve the Plan. All grants of equity-based awards following shareholder approval of the Plan were made pursuant to, or as otherwise permitted by, the Plan, and no further equity-based awards were made pursuant to the 2011 Evergreen Incentive Stock Option Plan (the “Stock Option Plan”), under which the Board previously had the discretion to make annual awards of employee stock options to directors, executives, employees, and consultants, but which following our 2021 Annual General Meeting remains in effect only in respect of outstanding options. In the first quarter of 2026, all remaining outstanding options issued under the Stock Option Plan were exercised or expired and no further grants remain outstanding under the Stock Option Plan.
We have included a description of the material terms of the Stock Option Plan below to the extent it aids our shareholders in understanding the terms applicable to outstanding options granted pursuant to the Stock Option Plan and currently held by our NEOs, as reflected in the Outstanding Equity Awards at 2025 Fiscal Year-End table below.
Exercise Price	•	The exercise of an option under the Stock Option Plan is determined by the Directors at the time the option is granted, provided that such price can be not less than the market price (being the volume-weighted average trading price of the Common Shares on the TSX for the five trading days immediately preceding the date of grant) as of the date of the grant of such option.
Cashless Exercise	•	The Stock Option Plan contains a cashless exercise feature whereby an option that is eligible for exercise may be exercised on a cashless basis instead of a participant making a cash payment for the aggregate exercise price of the options. When a participant elects the cashless exercise of options by providing the prescribed form of notice of cashless exercise to the Company specifying the number of options to be exercised for cash, the exercise price of the options is advanced by an independent brokerage firm, the advance is deducted from the proceeds of sale of the Common Shares issued on exercise, and the remaining proceeds or Common Shares are paid to the participant after deducting any withholding tax or other withholding liabilities.
Term and Expiry Dates	•	The maximum term of options granted under the Stock Option Plan is 10 years. The expiry date of an option is the later of: a specified expiry date and, where a blackout period is self-imposed by the Company, and the specified expiry date falls within, or immediately after, the blackout period, the date that is 10 trading days following the end of such blackout period. Should an option expire immediately after a blackout period self-imposed by the Company, the blackout expiration term will be reduced by the number of days between the option expiration date and the end of the blackout period.
Termination of Options	•	In the event of a participant’s death, the option is exercisable by the person(s) to whom the rights of the participant shall pass for a period of one year from the date of the participant’s death or prior to the expiration of the original term of such option, whichever is sooner, to the extent that participant was entitled to exercise the option at such time, subject to the provisions of any employment contract. All options held by a participant whose office or employment is terminated for cause cease to be exercisable as of the date of such termination. If a participant ceases to be eligible under the Stock Option Plan for any reason other than for cause or by virtue of death, options can be exercised by such participant for a period of 30 days or prior to the original expiry date of the option, whichever is sooner, subject to the provisions of any employment contract.
Stock Appreciation Rights	•	The Stock Option Plan includes a Stock Appreciation Rights clause which allows individuals the option to terminate vested options and receive shares in lieu of the benefits which would have been received had the options been exercised.

Capital Changes, Corporate Transactions, Take-Over Bids and Change of Control	•	The Stock Option Plan contains provisions for the treatment of options in relation to capital changes and with regard to amalgamations, consolidations, or mergers. The Stock Option Plan provides that if the Company is subject to a bona-fide take-over bid or a change of control (as defined therein) occurs, all Common Shares subject to options immediately become vested and may thereupon be exercised in whole or in part by a respective participant and that the Directors may accelerate the expiry date of outstanding options in connection with such take-over bid.
Insider Trading and Reporting Policy
Perpetua has adopted an insider trading policy (the “Insider Trading and Reporting Policy”) which governs the trading or exercising options in the securities of the Company by Covered Persons (as defined therein). The Company believes this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to the Company.
The Insider Trading and Reporting Policy is available in the Investor Information section under the “Corporate Governance Policies and Charters” tab of our website at investors.perpetuaresources.com/investors and is filed as Exhibit 19.1 to the Company’s 2025 Annual Report filed with the SEC on March 31, 2026.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information
Under Item 402(x) of Regulation S-K, registrants must disclose policies and practices on timing equity grants, including stock options, relative to material non-public information, safeguards against improper timing, and related actions taken in the past fiscal year.
We do no currently grant stock options or option-like equity awards to our employees or directors, therefore we do not currently have a formal policy or practice with respect to the grant of stock options or option-like awards.
Clawback Policy
On March 31, 2026, we adopted an amendment to the Perpetua Resources Corp. Incentive-Based Compensation Clawback Policy (the “Clawback Policy”), which was originally adopted on November 8, 2023 by the Board. In the event that the Company is required to prepare a financial restatement, the Compensation Committee shall, to the extent practicable, recoup all incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation; (iii) while the Company had a class of securities listed on a national securities exchange or national securities association; and (iv) during the applicable period, that exceeded the amount of incentive-based compensation that otherwise would have been received had the amount been determined based on the Financial Reporting Measures (as defined in the Clawback Policy), as reflected in the restatement. The Clawback Policy is available in the Investor Information section under the “Corporate Governance Policies and Charters” tab of our website at investors.perpetuaresources.com/investors and is filed as Exhibit 97.1 to the Company’s 2025 Annual Report filed with the SEC on March 31, 2026.
Share Ownership and Retention Guidelines
Our NEOs are subject to share ownership and retention guidelines that were established by our Board. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our shareholders. The guidelines are expressed in terms of the value of our executive officers’ equity holdings as a multiple of each currently employed executive officer’s base salary, as follows:
Officer Level	Ownership Guideline
Chief Executive Officer	3x annual base salary
All other Executive Officers	2x annual base salary

These share ownership levels must be achieved by each individual within 5 years of the later of the date that the share ownership guidelines became effective in 2022 or the date that the individual was first appointed as an executive officer. If an executive officer is promoted such that their ownership guideline multiple increases, the executive officer will have five years following such promotion to obtain the higher ownership level. Until an executive officer is in compliance with these guidelines, the executive must hold at least 50% of the shares received from any compensatory equity award granted by the Company, net of tax obligations.
Equity interests that count toward the satisfaction of the ownership guidelines include shares owned jointly, directly, or indirectly (e.g., by a spouse or in a trust for the benefit of the executive or his family), unvested time-based RSUs or restricted shares (including vested but still unsettled time-based RSUs) and any shares purchased in the open market.
Pursuant to the share ownership and retention guidelines, compliance with the guidelines will be measured annually on a date selected by the Compensation Committee, and the value of an individual’s holdings for purposes of determining compliance is based on the average closing price of a share of the Company’s Common Shares over the previous calendar year.
Additionally, we have stock ownership guidelines for our non-employee directors, requiring a minimum holding of three times the director’s annual cash retainer. For information regarding these guidelines, please see “Director Compensation” above.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2025. Option exercise prices reflected in this table and the accompanying footnotes have been converted to U.S. dollars for purposes of this table using the latest daily Bank of Canada exchange rate (www.bankofcanada.ca/rates/exchange) available on December 31, 2025, of CAD $1.3706 = U.S. $1.00.
Name	Grant Date	Number of Securities Underlying Un-exercised Options Exercisable(1)	Number of Securities Underlying Un-exercised Options Un-Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Un- exercised Unearned Options	Option Exercise Price(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares of Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5)
Jonathan Cherry	February 21, 2025						38,174	$924,193
	March 14, 2024								50,000	$1,210,500
	February 21, 2025								38,174	$924,193
Mark Murchison	October, 6 2025						8,000	$193,680
	October, 6 2025								12,000	$290,520
Mckinsey Lyon	January 20, 2021	40,000			$8.61	January 20, 2026
	February 10, 2023						11,310	$273,815
	February 16, 2024						27,273	$660,279
	February 21, 2025						15,847	$383,656
	February 10, 2023								33,929	$821,421
	February 16, 2024								40,910	$990,431
	February 21, 2025								15,847	$383,656
Jessica Largent	March 15, 2021			90,000	$7.88	March 15, 2026
	March 15, 2021	40,000			$7.88	March 15, 2026
	February 10, 2023						14,297	$346,130
	February 16, 2024						34,479	$834,737
	February 21, 2025						19,079	$461,903
	February 10, 2023								42,892	$1,038,415
	February 16, 2024								51,718	$1,252,093
	February 21, 2025								19,079	$461,903

(1)
All options granted have a five-year term and vest one quarter per year commencing on the Grant Date.

(2)
For purposes of this column, the applicable exercise price of each stock option award was converted to USD based on the daily exchange rate from the Bank of Canada available on December 31, 2025 of C$1.3706 = US$1.00.

(3)
This column represents all outstanding RSUs awarded to our NEOs under the Company’s Omnibus Equity Incentive Plan. The RSUs will vest as shown in the following table, so long as the applicable NEO remains continuously employed by us from the grant date through each applicable vesting date. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions of such awards.

Name	Vesting Date or Last Date of Performance Period	Number of Time-Based RSUs to Vest
Jonathan Cherry	February 21, 2026 February 21, 2027 February 21, 2028	12,725 12,724 12,725
Mark Murchison	October 1, 2026 October 1, 2027	4,000 4,000
McKinsey Lyon	February 10, 2026 February 16, 2026 February 16, 2027 February 21, 2026 February 21, 2027 February 21, 2028	11,310 13,636 13,637 5,282 5,283 5,282
Jessica Largent	January 2, 2026 January 2, 2026 January 2, 2026 January 2, 2026 January 2, 2026 January 2, 2026	14,297 17,240 17,239 6,360 6,359 6,360

(4)
The market value of the outstanding RSUs and PSUs was calculated based on the closing price of the Company’s Common Shares on the Nasdaq stock exchange on December 31, 2025, of $24.21.

(5)
This column reflects all outstanding PSUs held by our NEOs based on target performance (100% of the PSUs granted) because performance under these awards was tracking above threshold but less than target, as of December 31, 2025. The PSU awards granted to our NEOs in 2023, 2024 and 2025 each have a three-year vesting schedule where a percentage of the grant vests at the end of the three-year period subject to achievement of performance conditions; provided, however, that PSUs granted in October 2025 are subject to vesting upon the date of a certain Company performance event occuring. The PSUs awarded in February of 2023 vested on February 10, 2026, the PSUs awarded in February of 2024 are schedule to vest on February 21, 2027 and the PSUs awarded in February 2025 are scheduled to vest on February 21, 2028, and the PSUs awarded in October 2025 are scheduled to vest on the date of a certain Company performance event occuring, subject to the terms and conditions under the Company’s Omnibus Equity Incentive Plan and so long as the applicable NEO remains continuously employed by us from the grant date through the applicable vesting date. See the section below titled “—  Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions of such awards.

Potential Payments Upon Termination or Change in Control
Employment Agreements
Mr. Cherry, Mr. Murchison and Ms. Lyon
Each of the employment agreements for Mr. Cherry, Mr. Murchison and Ms. Lyon provide that if the Company terminates the employment of the executive without Cause (as such term is defined in the applicable employment agreement), the executive terminates his or her employment for Good Reason (as such term is defined in the applicable employment agreement) or the executive’s employment ends due to the executive’s disability (only for Mr. Cherry and Mr. Murchison), the executive is entitled to the following: (i) any Accrued Rights (as such term is defined in the applicable employment agreement), (ii) a lump sum cash payment equal to one times the sum of the executive’s annual base salary and target bonus under the STIP, (iii) payment of any unpaid target bonus under the STIP, if any, for the year prior to the year of the executive’s termination of employment (only for Ms. Lyon), (iv) vesting acceleration of outstanding equity awards as follows: (A) for Mr. Cherry and Mr. Murchison, all equity awards fully accelerate with performance-based equity awards accelerating based on target levels of performance and (B) for Ms. Lyon, equity awards vest in a pro-rata portion based on the number of days the executive was employed between the date of grant and the date any unvested awards were otherwise scheduled to vest with performance-based awards determined based upon the target number of performance-based awards and (v) a lump sum cash payment equal to 12 months’ worth of the monthly premium payment to continue the executive’s existing group health, dental and vision coverage (only for Mr. Cherry and Mr. Murchison, the “COBRA Benefits”), subject to the executive entering into a general release of claims in favor of the Company.
Each of the employment agreements for Mr. Cherry, Ms. Lyon and Ms. Murchison provide that upon consummation of a Change in Control (as such term is defined in the applicable employment agreement), all of the executive’s then unvested outstanding equity awards shall become fully vested, with performance-based equity awards vesting at target performance level. Each of the employment agreements further provides that if a Change in Control is consummated and the Company (or any successor) terminates the employment of the executive without Cause, the executive terminates his or her employment for Good Reason or the Company (or any successor) fails to renew the term of the employment agreement, each within the twenty-four (24) month period following a Change in Control or twelve (12) month period immediately preceding a Change in Control, then the executive is entitled to the following: (i) the Accrued Rights, (ii) a lump sum cash payment equal to 2.99 (for Mr. Cherry), 2.0 (for Mr. Murchison) or 1.0 (for Ms. Lyon) times the executive’s annual base salary, (iii) a lump sum cash payment equal to 2.99 (for Mr. Cherry), 2.0 (for Mr. Murchison) or 1.0 (for Ms. Lyon) times the greater of (x) the most recently paid annual bonus under the STIP and (y) the executive’s target bonus under the STIP, (iv) vesting acceleration of outstanding equity awards with time-based equity awards fully accelerating and performance-based equity awards accelerating based on target levels of performance and (v) the COBRA Benefits (only for Mr. Cherry and Mr. Murchison), subject to the executive entering into a general release of claims in favor of the Company.
All severance payments are required to be made in a lump sum payment within sixty (60) days following termination of employment.
In the employment agreements, “Change of in Control” is defined as
(a)   Any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, or (y) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s common shares becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, acquires securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (including, by way of example, if a person currently is the beneficial owner with respect to 30% of the Company’s securities, and such person becomes the beneficial owner with respect to an additional 20% of the Company’s securities);
(b)   The sale or disposition by the Company of all or substantially all of the Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction under Sections 355 or 368 of the Internal Revenue Code of 1986, as amended, directly or indirectly, of such assets to the Company’s shareholders;
(c)   A change in the composition of the Board during any twelve (12) consecutive month period the result of which fewer than a majority of the members of the Board are Incumbent Directors. For this purpose, “Incumbent Directors” are members of the Board who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but does not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of members of the Board); or
(d)   A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
“Good Reason” means the voluntary termination by the executive of the executive’s employment because of:
(i)
a material diminution in the executive’s annual base salary and incentive compensation opportunity, the latter being considered in the aggregate;

(ii)
a material diminution in the nature or scope of the executive’s authority, duties, or responsibilities from those applicable to the executive as of the effective date of the employment agreement;

(iii)
the Company or Perpetua Resources Idaho, Inc. requiring the executive to be based at any office or location more than fifty (50) miles from the executive’s principal office location without the executive’s consent (only for Mr. Cherry and Mr. Murchison); or
(iv)
a material breach by the Company or Perpetua Resources Idaho, Inc. of any term or provision of the employment agreement, which shall include a failure by any acquiring entity or successor to the Company in a Change in Control to assume the employment agreement in its entirety as of consummation of such Change in Control or to have the employment agreement term renewed immediately prior to such Change in Control.

If the NEO is terminated without cause, the NEO shall have 30 days to exercise any incentive stock options of the Company that have vested as of the last day of work and which are unexercised as of the last day of work.
Omnibus Equity Incentive Plan
RSU Awards. Pursuant to the terms of the RSU awards granted under the Omnibus Equity Incentive Plan, upon a termination of employment by the company without cause or upon the executive’s retirement after the attainment of age 67, a portion of the award will vest on a pro-rata basis through the date of the termination of employment. A termination of employment due to the award holder’s death or disability will result in full vesting of the executive’s RSUs. Under the terms of the Omnibus Equity Incentive Plan, upon a termination of employment by the company without cause within the 12-month period following a change in control (as such term is defined under such plan), any unvested RSUs shall immediately become vested in full. For purposes of the foregoing, a “change in control” is defined, with certain exceptions, as the occurrence of any one of the following events:
(e)   any transaction by which any person or group of persons acting jointly acquires beneficial ownership of or the right to exercise control over securities of the corporation representing more than 50% of the then-issued and outstanding voting securities of the company;
(f)   the sale or transfer of all or substantially all of the assets of the company;
(g)   the dissolution or liquidation of the company;
(h)   a transaction requiring approval by the company’s shareholders whereby the company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any other person;
(i)   individuals who comprise the Board for any reason cease to constitute at least a majority of the members of the Board unless the election or nomination of any new director was approved by at least a majority of the incumbent board; or
(j)   any other event which the Board determines to constitute a change in control of the company.
Termination of Employment or Services. The following table describes the impact of certain events upon the NEO’s awards under the Omnibus Equity Incentive Plan that are not described above, including resignation, termination without cause, disability, death, or retirement, subject, in each case, to the terms of a NEO’s applicable employment agreement, award agreement, or other written agreement between the Company or a subsidiary of the Company and the NEO:
Event	Provisions
Termination without Cause
•
A portion of any unvested options or other awards under the Omnibus Equity Incentive Plan shall immediately vest, such portion to be equal to the number of unvested options or other awards held by the NEO as of the date of termination (the “Termination Date”) multiplied by a fraction the numerator of which is the number of days between the date of grant and the Termination Date and the denominator of which is the number of days between the date of grant and the date any unvested options or other awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs, such portion will be determined based on the target number of PSUs. Any

Event	Provisions

vested options may be exercised by the NEO at any time during the period that terminates on the earlier of: (A) the expiry date of such option; and (B) the date that is 90 days after the Termination Date. If an option remains unexercised upon the earlier of (A) or (B), the option shall be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested award other than an option or DSU, such award will be settled within 90 days after the Termination Date, provided that for U.S. taxpayers, such award will be settled within 90 days after the U.S. taxpayer’s separation from service, subject to the terms of the Omnibus Equity Incentive Plan with respect to certain Specified Employees (as defined in the Omnibus Equity Incentive Plan). DSUs will be settled in accordance with their terms.

Disability
•
Any award held by the NEO that has not vested as of the date of such NEO’s Termination Date shall vest on such date (and for this purposes the target number of PSUs will become vested). Any vested option may be exercised by the NEO at any time until the expiry date of such option. Any vested award other than an option or DSU will be settled within 90 days after the Termination Date, subject to the terms of the Amended Plan with respect to Specified Employees. DSUs will be settled in accordance with their terms.

Death
•
Any award that is held by the NEO that has not vested as of the date of the death of such NEO shall vest on such date (and for this purposes the target number of PSUs will become vested). Any vested option may be exercised by the NEO’s beneficiary or legal representative (as applicable) at any time during the period that terminates on the earlier of: (a) the expiry date of such option, and (b) the first anniversary of the date of the death of such NEO. If an option remains unexercised upon the earlier of (A) or (B), the option shall be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested award other than an option or DSU, such award will be settled with the NEO’s beneficiary or legal representative (as applicable) within 12 months after the date of the NEO’s death. DSUs will be settled in accordance with their terms.

Retirement
•
A portion of any unvested options or other Awards shall immediately vest, such portion to be equal to the number of unvested options or other awards held by the NEO as of the Termination Date multiplied by a fraction the numerator of which is the number of days between the Date of Grant and the Termination Date and the denominator of which is the number of days between the Date of Grant and the date any unvested options or other awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs such portion will be determined based on the target number of PSUs. Any vested option may be exercised by the NEO at any time during the period that terminates on the earlier of: (A) the expiry date of such option; and (B) the third anniversary of the NEO’s date of retirement. If an option remains unexercised upon the earlier of (A) or (B), the option shall be immediately forfeited and cancelled for no consideration upon the termination of such period. In the case of a vested award other than an option or DSU, such award will be settled within 90 days after the NEO’s retirement, subject to the terms of the Omnibus Equity Incentive Plan with respect to Specified Employees. DSUs will be settled in accordance with their terms. Notwithstanding the foregoing, if, following his or her retirement, the NEO commences (the “Commencement Date”) employment, consulting or acting as a director of the Company or any of its subsidiaries (or in an analogous capacity) or otherwise as a service provider to any person that carries on or proposes to carry on a business competitive with the Company or any of its subsidiaries, any option or other

Event	Provisions
award held by the NEO that has not been exercised or settled as of the Commencement Date shall be immediately forfeited and cancelled as of the Commencement Date.
Change in Control
•
If within 12 months following the completion of a transaction resulting in a Change in Control (as defined below), a participant’s employment, consultancy, or directorship is terminated by the Company or a subsidiary of the Company without Cause (as defined in the Omnibus Equity Incentive Plan), then (i) any unvested awards held by the participant at the Termination Date shall immediately vest and (ii) any vested awards may be exercised, surrendered to the Company, or settled by the participant at any time during the period that terminates on the earlier of: (A) the expiry date of such award; and (B) the date that is 90 days after the Termination Date. Any award that has not been exercised, surrendered, or settled at the end of such period being immediately forfeited and cancelled.

•
Subject to certain exceptions, a “Change in Control” includes (a) any transaction pursuant to which a person or group acquires more than 50% of the outstanding Common Shares, (b) the sale of all or substantially all of the Company’s assets, (c) the dissolution or liquidation of the Company, (d) the acquisition of the Company via consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise, (e) individuals who comprise the Board at the last annual meeting of shareholders (the “Incumbent Board”) cease to constitute at least a majority of the Board, unless the election, or nomination for election by the shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, in which case such new director shall be considered as a member of the Incumbent Board, or (f) any other event which the Board determines to constitute a change in control of the Company.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning our equity compensation plans as of December 31, 2025:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders	1,814,764	$7.73	3,672,155
Equity compensation plans not approved by shareholders	—	—	—
Total	1,814,764	$7.73	3,672,155

(1)
Represents shares to be issued upon exercise of outstanding options, RSUs, PSUs, and DSUs. As of December 31, 2025, 288,000 shares were subject to outstanding options, 546,614 shares were subject to outstanding RSUs, 632,892 shares were subject to outstanding PSUs (determined based on target performance), and 347,258 shares were subject to outstanding DSUs.

(2)
The weighted average exercise price excludes RSU, PSU, and DSU awards, which do not have an exercise price. For purposes of this column, the applicable exercise price of each stock option award was converted to USD based on the daily exchange rate from the Bank of Canada available on December 31, 2025 of C$1.3706 = US$1.00.

AUDIT COMMITTEE INFORMATION
The following is the text of our Audit Committee Mandate:
“Audit Committee Mandate”
A.
PURPOSE

The overall purpose of the Audit Committee (the “Committee”) of Perpetua Resources Corp. (“Perpetua”) and its subsidiaries (together with Perpetua, the “Corporation”) is to assist the board of directors of Perpetua (the “Board”) in fulfilling its oversight responsibilities for:
1.
the Corporation’s accounting and financial reporting processes and the integrity, quality and transparency of the Corporation’s financial statements;

2.
the performance of the Corporation’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting;

3.
the Corporation’s compliance with legal and regulatory requirements which relate to financial reporting;

4.
the appointment (subject to shareholder ratification) of Perpetua’s external auditor and approval of its compensation as well as responsibility for its independence, qualifications and performance of all audit and audit related work; and

5.
such other duties as assigned to it from time to time by the Board.

B.
COMPOSITION, PROCEDURES AND ORGANIZATION

1.
The Committee shall consist of at least three members of the Board. The Board will appoint members to the Committee and the Committee will elect a Committee Chair from among the Committee’s membership.

2.
The Board will ensure that the Chair of the Committee and its members are independent and financially literate, as defined in National Instrument 52-110 Audit Committees (“NI 52-110”), the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, subject to any applicable exemptions or cure periods in the event of any exceptional circumstance resulting in temporary non-compliance. At least one member shall be an “audit committee financial expert,” as defined by Securities and Exchange Commission (“SEC”) rules and meet any Nasdaq requirement for finance, accounting or comparable experience or background. Members shall not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee.

3.
The Committee will meet at least four times a year. The Chair of the Committee has the authority to convene additional meetings, as circumstances warrant. The Committee will invite members of management, the auditor or others to attend meetings and provide pertinent information, as necessary. The Committee will hold private meetings with each of the external auditor, and senior management. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.

4.
No business shall be transacted by the Committee, except at a meeting where a majority of the members are present, either in person or by teleconference or video conference.

5.
The Committee may:

a)
engage outside legal, audit or other counsel or other advisors at the Corporation’s expense, without the prior approval of the directors of the Corporation;

b)
set and pay the compensation of any advisors employed by the Committee and receive appropriate funding from the Corporation, as determined by the Committee, for the payment of compensation to the external auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and any other advisors engaged by the Committee, as well as for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;
c)
review any legal counsel reports of evidence of a material violation of securities laws or breaches of fiduciary duty;

d)
investigate any matter brought to its attention with full access to all books and records of the Corporation and seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s request — or external parties; and

e)
meet or communicate directly with the Corporation’s officers, the external auditor or outside counsel, as necessary.

6.
The Committee’s business will be recorded in minutes of the Committee meetings, which shall be submitted to the Board. The Committee Secretary will be the Corporate Secretary, unless otherwise determined by the Committee.

C.
ROLES AND RESPONSIBILITIES

The Committee will carry out the following duties and responsibilities:
1.
Financial Statements and Related Disclosure Documents

The duties and responsibilities of the Committee as they relate to the financial statements and related disclosure documents are to:
a)
review and discuss with management and the external auditor, when the external auditor is engaged to perform an interim review, the interim and annual consolidated financial statements and the related disclosures contained in Management’s Discussion and Analysis and recommend these documents to the Board for approval, prior to the public disclosure of this information by Perpetua. Such discussion shall include:

i.
the external auditor’s judgment about the quality, not just the acceptability, of accounting principles applied by the Corporation;

ii.
the reasonableness of any significant judgments made;

iii.
any significant accounting and reporting issues, including complex or unusual transactions;

iv.
any recent professional and regulatory pronouncements and their impact or potential impact on the financial statements;

v.
the clarity and completeness of the financial statement disclosure;

vi.
any accounting adjustments that were noted or proposed by the external auditor but were not made (whether immaterial or otherwise); and

vii.
any communication between the audit team and their national office relating to accounting or auditing issues encountered during their work;

b)
review and recommend approval to the Board of the financial sections of the following:

i.
the Annual Report on Form 10-K or any other annual report to shareholders;

ii.
each Quarterly Report on Form 10-Q;

iii.
any registration statement or prospectus filed with applicable securities regulators (to the extent not consisting of or derived from previously approved financial information);

iv.
the annual and interim press release disclosing financial results, when applicable; and

v.
any other financial reports requiring approval by the Board.

2.
Internal Controls

The duties and responsibilities of the Committee as they relate to internal and disclosure controls as well as financial risks of the Corporation are to:
a)
periodically review and assess with management and the external auditor the adequacy and effectiveness of the Corporation’s systems of internal control over financial reporting and disclosure, including policies, procedures and systems to assess, monitor and manage the Corporation’s assets, liabilities and expenses. In addition, the Committee will review and discuss the appropriateness and timeliness of the disposition of any recommendations for improvements in internal control over financial reporting and disclosure procedures;

b)
discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act, including the evaluation of the effectiveness of disclosure controls by the chief executive officer and chief financial officer;

c)
obtain and review reports of the external auditor on significant findings and recommendations on the Corporation’s internal controls, together with management’s responses, including remediation plans to address any internal control deficiencies;

d)
review and discuss with management (including the senior internal audit executive, if applicable) and the external auditor the Corporation’s internal control report and the independent auditor’s attestation report on the Corporation’s internal control over financial reporting, prior to the filing of the Corporation’s Annual Report on Form 10-K; and

e)
periodically discuss with management, the Corporation’s policies regarding financial risk assessment and financial risk management, including an annual review of insurance coverage. While it is the responsibility of management to assess and manage the Corporation’s exposure to financial risk, the Committee will discuss and review guidelines and policies that govern the process. The discussion may include the Corporation’s financial risk exposures and the steps management has taken to monitor and control such exposures, including hedging, foreign exchange, internal controls, and cash and short-term investments.

3.
External Auditor

The duties and responsibilities of the Committee as they relate to the external auditor of the Corporation shall be to:
a)
receive reports directly from and oversee the external auditor;

b)
discuss with representatives of the external auditor the plans for their quarterly reviews, when applicable, and annual audit, including the proposed scope of the audit, adequacy of staff and their proposed fees and expenses. The Committee will have separate discussions with the external auditor, without management present, on:

i.
the results of their annual audit and applicable quarterly reviews, and, before the filing of Perpetua’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), all critical accounting policies and practices of Perpetua, all alternative treatments within generally accepted accounting principles and acceptable auditing standards for policies and practices relating to material terms that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor, and other material written communications between the external auditor and management;

ii.
the matters required to be discussed by PCAOB Auditing Standard 3101;

iii.
the matters required to be discussed by PCAOB Auditing Standard 1301;

iv.
any difficulties encountered in the course of their work, including restrictions on the scope of activities or access to information;

v.
any material issues raised by the most recent internal quality-control review or peer review of the external auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the external auditor and any steps taken to deal with any such issues;

vi.
the characterization of any deficiencies in internal control over financial reporting;

vii.
management’s response to audit issues and, when applicable, quarterly review issues; and

viii.
any disagreements with management;

c)
pre-approve all audit and allowable non-audit fees and services to be provided by the external auditor in accordance with applicable securities laws and regulations. The Committee will pre-approve all audit and non-audit services to be provided by the external auditor in advance of work being started on such services. The Committee Chair may approve proposed audit and non-audit services between Committee meetings and will bring any such approvals to the attention of the Committee at its next meeting;

d)
review and discuss with the independent auditor any documentation supplied by the external auditor as to the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence;

e)
recommend to the Board that it recommend to the shareholders of Perpetua the appointment and termination of the external auditor;

f)
receive reports in respect of quarterly reviews, when applicable, and audit work of the external auditor and, where applicable, oversee the resolution of any disagreements between management and the external auditor;

g)
ensure that at all times there are direct communication channels between the Committee and the external auditor to discuss and review specific issues, as appropriate;

h)
meet separately, on a regular basis, with management and the external auditor to discuss any issues or concerns warranting Committee attention. As part of this process, the Committee shall provide sufficient opportunity for the external auditor to meet privately with the Committee;

i)
at least annually, assess the external auditor’s independence and receive a letter each year from the external auditor confirming its continued independence, in accordance with the applicable requirements of the Public Company Accounting Oversight Board;

j)
review and evaluate the lead partner of the external auditor team;

k)
ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

l)
allow the external auditor to attend and be heard at any meeting of the Committee;

m)
review and approve the Perpetua’s hiring policies regarding partners, employees and former partners and employees of the external auditor to ensure compliance with NI 52-110 and SEC regulations and NASDAQ listing standards;

n)
review and report quarterly to the Board on the Corporation’s compliance with the Anti-Bribery and Anti-Corruption Policy; and

o)
at least annually, evaluate the external auditor’s qualifications, performance and independence, which with respect to the external auditor’s independence, shall be evidenced by information set forth in a formal written statement obtained from the external auditor regarding relationships between the external auditor and the Corporation and relationships or services that may impact the external auditor’s objectivity and independence, and report the results of such review to the Board.
4.
Whistleblower

a)
The duties and responsibilities of the Committee as they relate to the Whistleblower Policy of the Corporation shall be to establish and review procedures with respect to employees and third parties for:

i.
the receipt, retention and treatment of complaints received by the Corporation, confidentially and anonymously, regarding accounting, financial reporting and internal accounting and disclosure controls and procedures, or auditing matters; and

ii.
dealing with the reporting, handling and taking of remedial action with respect to alleged violations of accounting, financial reporting and internal accounting and disclosure controls and procedures, or auditing matters, as well as certain other alleged illegal or unethical behavior, in accordance with the Corporation’s related policy and procedures.

5.
Compliance

The duties and responsibilities of the Committee as they relate to Perpetua’s compliance with applicable securities laws are to:
a)
review disclosures made by Perpetua’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required by the regulators;

b)
review Perpetua’s Chief Executive Officer and Chief Financial Officer’s quarterly and annual assessments of the design and operating effectiveness of the Corporation’s disclosure controls and procedures and internal control over financial reporting, respectively;

c)
review the findings of any examination by regulatory agencies, and any auditor observations; and

d)
receive reports, if any, from management and corporate legal counsel of evidence of material violation of securities laws or breaches of fiduciary duty.

6.
Related Party Transactions

The duties and responsibilities of the Committee as they relate to related party transactions are to:
a)
oversee the implementation of and compliance with the Corporation’s Related Party Transaction Policy;

b)
review, approve (or recommend to the Board for approval), and oversee any transaction between the Corporation and any related person presented to the Committee for approval (or recommendation) in accordance with such policy;

c)
review disclosures of related party transactions in the Corporation’s public filings and financial statements; and

d)
review the Related Party Transaction Policy periodically and recommend any amendments to the Board for approval.

7.
Reporting Responsibilities

It is the duty and responsibility of the Committee to:
a)
regularly report to the Board on Committee activities, issues and related recommendations;

b)
prepare the Committee report required by SEC proxy rules to be included in the Corporation’s annual proxy statement; and

c)
report annually to the shareholders, describing the Committee’s composition, responsibilities and how they are discharged, and any other information required by legislation.

8.
Investment Policy Statement Oversight

The duties and responsibilities of the Committee as they relate to oversight of the Corporation’s investments are to:
a)
review and approve any investments that require the approval of the Audit Committee per the Investment Policy Statement; and

b)
review the Investment Policy Statement at least annually for suitability.

9.
Other Responsibilities

Other responsibilities of the Committee are to:
a)
annually review the performance of the Committee;

b)
perform any other related activities as requested by the Board;

c)
review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes;

d)
confirm annually that all responsibilities outlined in this charter have been carried out; and

e)
institute and oversee special investigations, as needed.

10.
Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the external auditor.
Composition of the Audit Committee
The following individuals are the members of the Audit Committee:
Robert Dean	Chair, Independent(1)	Financially literate(1)
Laura Dove	Independent(1)	Financially literate(1)
Jeffrey Malmen	Independent(1)	Financially literate(1)
Alexander Sternhell	Independent(1)	Financially literate(1)

(1)
As defined by NI 52-110, the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

The “audit committee financial expert” as defined by SEC Rules is Robert Dean.
Audit Committee Member Education and Experience
For information regarding the education and experience of the members of the Audit Committee members, please see the information under the heading “Board of Directors Information”.
Audit Committee Oversight
At no time since the commencement of Perpetua’s most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board.

Pre-Approval Policies and Procedures
All non-audit services must be pre-approved by the Committee, or if a request is made between Committee meetings, the Committee Chair may pre-approve a request for non-audit services, but the Chair must advise other Committee members of such pre-approval no later than the next regularly scheduled Committee meeting. In no event can the external auditor undertake non-audit services prohibited by legislation or professional standards.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the director and executive compensation arrangements discussed above in “Executive Compensation” this section describes transactions since January 1, 2024, to which we have been or will be a participant, in which the amount involved exceeded or will exceed the applicable threshold, and in which any of our directors, executive officers or holders of more than 5% of any class of our voting shares, or any member of the immediate family of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or were relevant to the Board’s independence determinations with respect to a non-employee directors.
Transactions with Affiliates
Paulson Private Placement
On June 12, 2025, Perpetua entered into an amended and restated underwriting agreement (the “Underwriting Agreement”) providing for the sale by Perpetua of 24,622,000 Common Shares to the underwriters named therein at a price of $13.20 per share (the “Public Offering”). In connection with the Public Offering, on June 10, 2025, Perpetua entered into a subscription agreement (the “Subscription Agreement”) with Paulson to purchase 7,575,757 Common Shares in a concurrent private placement at the Public Offering price of $13.20 per common share (the “Private Placement”). The Private Placement was completed pursuant to Paulson’s participation rights under the amended and restated investor rights agreement between the Company and Paulson dated March 17, 2020. Prior to the Private Placement and the Public Offering, Paulson held in the aggregate approximately 35% ownership of Perpetua’s Common Shares. Marcelo Kim, the chair of the board of Perpetua, is a partner of Paulson and is a director nominee under the Paulson IRA. The Public Offering and Private Placement were reviewed and approved by the independent directors of the Board, and Mr. Kim recused himself from approval of the Private Placement.
Agnico Private Placement and Related Agreements
On October 27, 2025, Perpetua entered into a subscription agreement with Agnico pursuant to which Agnico agreed to purchase 7,725,321 Common Shares at a price of $23.30 per share and warrants to purchase up to 2,861,229 Common Shares as part of a private placement that closed on October 28, 2025, for aggregate gross proceeds of approximately $180.0 million to the Company. In connection with the closing, the Company entered into an investor rights agreement with Agnico on October 28, 2025, pursuant to which Agnico received certain rights, including participation rights in future equity offerings, top-up rights following certain dilutive issuances, access to certain scientific and technical data and reports of the Company, and rights relating to a joint technical and exploration advisory committee and technical assistance. The Company also entered into a registration rights agreement with Agnico on October 28, 2025, pursuant to which the Company agreed to register the resale of the private placement shares and the shares issuable upon exercise of the warrants. Agnico became a holder of more than 5% of the Company’s Common Shares in connection with the private placement. Thereafter, pursuant to Agnico’s participation rights under the investor rights agreement, on October 30, 2025, the Company entered into a subscription agreement with Agnico to purchase 280,415 Common Shares in a concurrent private placement at the offering price of $23.30 per share, for aggregate gross proceeds of approximately $6.5 million to the Company.
Husch Blackwell LLP
The Company has retained Husch Blackwell LLP from time to time to provide legal services in the ordinary course of business and expects to continue to retain Husch Blackwell LLP for such services as needed. Gregory Fontaine, who joined the Company as Senior Vice President and General Counsel in March 2026, was a partner at Husch Blackwell LLP prior to joining the Company. While at Husch Blackwell LLP, Mr. Fontaine managed the firm’s relationship with the Company and represented the Company on various legal matters. As such, Mr. Fontaine’s compensation as a partner of the firm was related, in part, to the Company’s engagement of Husch Blackwell LLP. However, such interest was indirect and the portion of Mr. Fontaine’s compensation related to the legal fees paid by the Company is not quantifiable. The aggregate fees paid by the Company to Husch Blackwell LLP in 2024, 2025 and 2026 prior to Mr. Fontaine’s departure were approximately $1,060,600, $3,971,200 and $1,181,160, respectively. Upon his departure, Mr. Fontaine ceased to receive compensation from Husch Blackwell LLP, other than certain residual payments related to work completed prior to his departure, and he no longer has a direct or indirect material interest in the Company’s engagement of Husch Blackwell LLP.
Kahl Mining & Metals, LLC
Prior to assuming the role of Senior Vice President, Technical Services of Perpetua in 2025, Timothy Kahl provided consulting services to the Company through his wholly owned consulting business, Kahl Mining & Metals, LLC, beginning in May 2024. Mr. Kahl ceased providing consulting services to the Company through Kahl Mining & Metals, LLC upon joining the Company. The aggregate amounts paid by the Company to Kahl Mining & Metals, LLC during 2024 and 2025 were approximately $285,000 and $531,000, respectively.
Idaho Power
Jeffrey L. Malmen, a director of Perpetua, has served as a senior vice president of public affairs at IDACORP, Inc. (“IDA”), the parent company to Idaho Power Company (“Idaho Power”) since 2016. On February 13, 2025, the Company entered into an agreement with Idaho Power to begin procurement of long lead equipment required to increase the electrical capacity to the plant. Under the terms of the agreement, the Company is responsible for paying all costs incurred by Idaho Power as they procure new equipment from vendors with an estimated total cost of $90.2 million. Payments of $26.1 million were made to Idaho Power under this contract during 2025. In addition, the Company expects to enter into a contract with Idaho Power for the construction of the power line and, after construction, to purchase power from Idaho Power for the Project. In light of Mr. Malmen’s position with IDA, Mr. Malmen has recused himself from any board approval with respect to the Company’s agreements with Idaho Power. Similarly, IDA has set up controls to ensure that Mr. Malmen is not involved in any matters related to IDA or Idaho Power’s arrangements with Perpetua. Mr. Malmen has advised the Company that he does not have a direct or indirect material interest in these contracts between Idaho Power and the Company. Any future transaction with IDA or Idaho Power will continue to be reviewed under the Company’s related party transaction approval procedures.
Procedures for Review, Approval, and Ratification of Transactions with Related Persons
Pursuant to our Related Party Transactions Policy, adopted by the Board on April 16, 2026, the Audit Committee reviews, and where appropriate approves, ratifies and oversees, transactions, arrangements and relationships involving the Company and related persons. In reviewing such matters, the Audit Committee considers the relevant facts and circumstances, including the nature of the related person’s interest, the material terms of the transaction, the business purpose and potential benefits to the Company, and such other factors as the Audit Committee deems appropriate. The policy applies to transactions involving the Company and its directors, executive officers, director nominees, significant shareholders, and their immediate family members and affiliated entities, including any material amendments or modifications to such transactions.
Interest of Informed Persons in Material Transactions
Except as disclosed above, no informed person (as defined in National Instrument 51-102 — Continuous Disclosure Obligations of the Canadian Securities Administrators) or proposed Director of the Company and, to the knowledge of the Company, no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Company or any of its subsidiaries.
Indebtedness of Directors and Executive Officers
As at April 8, 2026, there was no indebtedness, other than routine indebtedness as defined under applicable securities laws, outstanding of any current or former executive officer, Director, or employee of the Company or any of its subsidiaries which is owing to the Company or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
No individual who is, or at any time during the financial year ended December 31, 2025, was a Director or executive officer of the Company, no proposed nominee for election as a director of the Company and no associate of such persons:
(a)
is or at any time since the beginning of the most recently completed financial year has been, indebted, other than routine indebtedness as defined under applicable securities laws, to the Company or any of its subsidiaries; or

(b)
whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, in relation to a securities purchase program or other program.

OTHER INFORMATION
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board, and the cost of such solicitation will be borne by Perpetua. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Perpetua employees without additional compensation.
Management Contracts
No management functions of the Company or any subsidiaries are performed to any substantial degree by a person other than the Directors, executive officers or full-time employees of the Company.
Additional Information
Additional information regarding the Company is available at www.perpetuaresources.com and on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca. Shareholders may contact the Company at: Tel: (208) 901-3060 or Email: info@perpetuacorp.us, to request copies of the Company’s financial statements and MD&A.
Financial information is provided in the Company’s comparative financial statements and MD&A for its most recently completed financial year, which are available on the SEC’s website at www.sec.gov and SEDAR+ www.sedarplus.ca.
Other Matters
Management of the Company is not aware of any matter to come before the Annual Meeting other than as set forth herein. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.
Proposals of Shareholders
The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) with respect to shareholder proposals and director nominees. As set out under the BCBCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal or director nominee does not guarantee its inclusion in the management information circular and proxy materials, because compliance with applicable law is a prerequisite for inclusion.
On April 4, 2013, the Board adopted an advance notice policy (which was ratified by the Company’s shareholders at the annual general meeting held on May 14, 2013) (the “Advance Notice Policy”), which fixes the deadlines by which shareholders of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in a written notice to the Company for any director nominee to be eligible for election at such annual or special meeting of shareholders.
The following is a brief summary of certain provisions of the Advance Notice Policy and is qualified in its entirety by the full text of the Advance Notice Policy:
1.
Other than pursuant to (i) a proposal made in accordance with the BCBCA (as described below) or (ii) a requisition of the shareholders made in accordance with the provisions of the BCBCA, shareholders of the Company must give advance written notice to the Company of any nominees for election to the board of directors.

2.
The Advance Notice Policy fixes a deadline by which shareholders of the Company must submit, in writing, nominations for directors to the Corporate Secretary of the Company prior to any annual or special meeting of shareholders, and sets forth the specific information that such shareholders must include with their nominations in order to be effective. Only persons who are nominated in accordance with the Advance Notice Policy are eligible for election as directors of the Company.
3.
For an annual meeting of shareholders, notice to the Company must be not less than 30 days and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date less than 50 days after the date on which the first public announcement of the date of such annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement.

4.
For a special meeting of shareholders (that is not also an annual meeting), notice to the Company must be given not later than the close of business on the 15th day following the day on which the first public announcement of the date of such special meeting was made.

5.
The time periods for giving notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting and/or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders, or the reconvening of any adjourned or postponed meeting of shareholders, or the announcement thereof, commence a new time period for the giving of notice as described above.

For the purposes of the Advance Notice Policy, “public announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on SEDAR+ at www.sedarplus.ca or on the SEC’s Website at www.sec.gov.
In addition to satisfying the requirements under the BCBCA and the Advance Notice Policy described in the immediately preceding paragraphs, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027. However, if the date of the 2026 Annual Meeting is more than 30 days before or after the anniversary of the date of the preceding year’s annual meeting of shareholders, then such written notice must be delivered by the later of (x) the 10th day following the public announcement of the date of the 2027 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2027 Annual Meeting.
Shareholder proposals intended to be included in the proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company no later than December 25, 2026, or otherwise as permitted by applicable law. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. The Company must receive notice of a shareholder’s intent to present business, other than pursuant to SEC Rule 14a-8, no later than March 4, 2027. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to present such proposal or nomination at the 2027 Annual Meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company sends it proxy materials for the 2027 Annual Meeting.
The BCBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals, including shareholder proposals for director nominees, to the Company, which proposals may be included in the Company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for the annual meeting of shareholders of the Company, any such shareholder proposal under the BCBCA must be:
(a)
signed by the submitter and qualified shareholders who, together with the submitter, are, at the time of signing registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1/100 of the issued Common Shares that carry the right of vote at general meetings or having a market value in excess of $2,000;

(b)
received by the Company at least three months before the anniversary date of the last annual meeting of shareholders, or March 4, 2027; and

(c)
accompanied by declarations of those making the proposal and their supporters declaring the number of Common Shares carrying the right to vote at general meetings that are owned by the signatories and the names of the registered holders of the Common Shares, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2027 annual meeting of shareholders of the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2025 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting www.perpetuaresources.com. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Perpetua Resources Corp., 405 S. 8th Street, Ste. 201, Boise, Idaho 83702, or by calling (208) 901-3060. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Electronic delivery of shareholder communications helps save Perpetua money by reducing printing and postage costs.

APPENDIX A
PERPETUA RESOURCES CORP.
2026 EQUITY INCENTIVE PLAN
1.   Purposes of this Plan.   The purpose of this Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Directors and Consultants, and (iii) promote the success of the Company’s business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase this interest, by permitting them to receive Shares of the Company. This Plan permits the grant of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, and Other Share-Based Awards.
2.   Definitions.   As used in this Plan, the following definitions apply:
(a)   “Administrator” means the Board or any of its Committees that are administering this Plan, in accordance with Section 4 of this Plan.
(b)   “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
(c)   “Applicable Laws” means the requirements relating to the administration of, and the issuance of securities under, equity-based awards or equity compensation plans, including, without limitation, the requirements of Canadian national and provincial laws, U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or may be, granted under this Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.
(d)   “Acquiror” means the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be, in a Change in Control.
(e)   “Award” means, individually or collectively, a grant under this Plan of Options, Share Appreciation Rights or SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, or Other Share-Based Awards.
(f)   “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto. The Award Agreement may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of this Plan.
(g)   “Board” means the Board of Directors of the Company.
(h)   “Cause” means, with respect to a Participant’s termination by the Company or the Employer (as applicable) as a Service Provider, for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment, consulting or other similar agreement between the Participant and the Company or the Employer (as applicable). In the absence of an effective written agreement that contains a definition of Cause, the term Cause shall mean any of the following: (i) any act or omission by the Participant that constitutes a material breach by the Participant of any of his or her obligations under this Plan or an applicable Award Agreement; (ii) the Participant’s conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or a crime which could reflect negatively upon the Company or otherwise impair or impede its operations; (iii) the Participant engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company or any of its Affiliates; (iv) the Participant’s material breach of a written policy of the Company, the Employer or the rules of any governmental or regulatory body applicable to the Company; (v) the Participant’s refusal to follow the directions of his or her superiors; and (vi) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of the

Company or any of its Affiliates. Notwithstanding anything in this Plan or in any Award Agreement to the contrary, if the Participant’s status as a Service Provider is terminated without Cause, the Company or the Employer shall have the sole discretion to later use after-acquired evidence to retroactively re-characterize the prior termination as a termination for Cause if such after-acquired evidence supports such an action. If after-acquired evidence would support a termination for Cause and the Participant has already exercised an Option or vested in an Award, the Participant agrees as a condition of his or her receiving the Option that the Company shall repurchase the Shares at the price paid by the Participant, and if instead the Award was granted with no purchase price, then the Award or Shares shall be immediately and automatically forfeited for no consideration, with or without the Participant’s consent.
(i)   “Change in Control” means the consummation of any of the following events:
(i)   any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, or (y) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s Shares becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, acquires securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (including, by way of example, if a person currently is the beneficial owner with respect to 30% of the Company’s securities, and such person becomes the beneficial owner with respect to an additional 20% of the Company’s securities);
(ii)   the sale or disposition by the Company of all or substantially all of the Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction under Sections 355 or 368 of the Code, directly or indirectly, of such assets to the Company’s shareholders;
(iii)   a change in the composition of the Board during any twelve (12) consecutive month period the result of which fewer than a majority of the members of the Board are Incumbent Directors. For this purpose, “Incumbent Directors” are members of the Board who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but does not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of members of the Board); or
(iv)   a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
Notwithstanding the foregoing, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Section 409A of the Code if the foregoing definition of “Change in Control” were to apply, but would not result in the imposition of any additional tax if the term “Change in Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change in Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Section 409A.
(j)   “Code” means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations and administrative guidance promulgated thereunder.
(k)   “Committee” means a committee of Directors or other individuals that satisfies Applicable Laws and was appointed by the Board in accordance with Section 4 of this Plan.

(l)   “Company” means Perpetua Resources Corp., a company incorporated under the Business Corporations Act (British Columbia), and any successor to thereto.
(m)   “Consultant” means any natural person, including an advisor, engaged by the Company, the Employer or an Affiliate to render services to such entity.
(n)   “Director” means a member of the Board.
(o)   “Disability” means either: (i) a total and permanent disability as defined in Section 22(e)(3) of the Code (applicable only to Incentive Stock Options); or (ii) the Participant (w) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; (x) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Participants of the Company or the Employer; (y) is determined by the Social Security Administration to be disabled or (z) is determined by the Administrator to be disabled as defined under the Company’s long-term disability policy and the Participant is receiving benefits under such policy, or if the Participant is not covered by such policy, then the Participant could be receiving benefits under such policy if he or she were covered by such policy. Notwithstanding the foregoing, the Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its sole discretion.
(p)   “Dividend Equivalent Right” means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances will the payment of a Dividend Equivalent Right be made contingent on the exercise of an Option or Share Appreciation Right. Additionally, Dividend Equivalents Rights will be subject to the same restrictions on transferability and forfeitability as the Award with respect to which they were paid.
(q)   “Employee” means any person, including officers, employed by the Company, the Employer or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company is sufficient to constitute “employment” by the Company.
(r)   “Employer” means the Company, Perpetua Resources Idaho, Inc. and any other subsidiary of the Company as determined by the Administrator.
(s)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t)   “Fair Market Value” means, as of any date, the value of Shares determined as follows:
(i)   If the Shares are listed on any established stock exchange or a national market system, the Fair Market Value is the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)   If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share is the mean between the high bid and low asked prices for the Shares for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)   In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator.
Notwithstanding the foregoing to the contrary, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value will be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(u)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
(v)   “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement, or an intended Incentive Stock Option that does not so qualify.
(w)   “Option” means an option to purchase Shares that is granted pursuant to this Plan in accordance with Section 7 hereof.
(x)   “Other Share-Based Awards” means any other awards not specifically described in this Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12 of this Plan.
(y)   “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(z)   “Participant” means a Service Provider who has been granted an Award under this Plan or, if applicable, such other person who holds an outstanding Award.
(aa)   “Performance Goals” means goals which have been established by the Administrator in connection with an Award and are based on one or more criteria as established by the Administrator in its sole discretion from time to time, including, but not limited to: net income; cash flow; cash flow on investment; cash flow from operations; pre-tax or post-tax profit levels or earnings; operating income or earnings; closings; return on investment; earned value added; expenses; free cash flow; free cash flow per share; earnings; earnings per share; net earnings per share; net earnings from continuing operations; sales growth; sales volume; economic profit; expense reduction; return on assets; return on net assets; return on equity; return on capital; return on sales; return on invested capital; organic revenue; growth in managed assets; total shareholder return (including total shareholder return relative to the GDXJ VanEck Junior Gold Miners ETF index); stock price; stock price appreciation; EBITDA; adjusted EBITDA; return in excess of cost of capital; profit in excess of cost of capital; capital expended; working capital; net operating profit after tax; operating margin; profit margin; adjusted revenue; revenue; net revenue; operating revenue; cash provided by operating activities; net cash provided by operating activities per share; cash conversion percentage; new sales; net new sales; cancellations; gross margin; gross margin percentage; revenue before deferral; implementation or completion of critical projects; research; in-licensing; out-licensing; product development; government relations; compliance; mergers; acquisitions or sales of assets or subsidiaries; health; safety; environmental; and debt level.
(bb)   “Performance Period” means the time period during which the Performance Goals must be met.
(cc)   “Performance Share” means Shares issued pursuant to a Performance Share Award under Section 11 of this Plan.
(dd)   “Performance Share Unit” means, pursuant to Section 11 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.
(ee)   “Person” means as defined within the meaning of Section 13(d) or 14(d) of the Exchange Act, other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, or (B) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Shares).
(ff)   “Plan” means this 2026 Equity Incentive Plan, as amended and restated effective [           ], 2026. This Plan, originally named the the Perpetua Resources Corp. Omnibus Equity Incentive Plan, was initially effective March 8, 2021 and amended on May 16, 2024. The amendment and restatement of this Plan was approved by the Board on [           ], 2026, and by the Company’s shareholders on [           ], 2026.

(gg)   “Restricted Shares” means Shares issued pursuant to a Restricted Share Award under Section 8 of this Plan or issued pursuant to the early exercise of an Option.
(hh)   “Restricted Share Unit” means, pursuant to Section 10 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.
(ii)   “Retirement” means, unless otherwise defined in the Participant’s written or other applicable employment agreement or in the Award Agreement, the termination of the Participant’s working career at the age of 67 or such other retirement age, with consent of the Administrator, if applicable, other than on account of the Participant’s termination of service by the Company, the Employer or an Affiliate (as applicable) for Cause. A Participant’s Retirement will not be effective unless the Participant provides advance written notice of Retirement of atleast six (6) months and the Participant remains in good standing throughout such period thereby finding and training his or her successor. In addition, the Committee or its delegate must certify that such good standing exists as of the last day of the Participant’s employment.
(jj)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.
(kk)   “Section 16(b)” means Section 16(b) of the Exchange Act.
(ll)   “Service Provider” means a natural person that is an Employee, Director or Consultant.
(mm)   “Share” means a common share without par value in the capital of the Company, as adjusted in accordance with Section 15 of this Plan.
(nn)   “Share Appreciation Right” or “SAR” means, pursuant to Section 9 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.
(oo)   “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.   Shares Subject to this Plan.
(a)   Shares Subject to this Plan.   Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued under this Plan is 8,280,530 Shares (all of which may be subject to Incentive Stock Option treatment). Shares will not be deemed to have been issued pursuant to this Plan with respect to any portion of an Award that is settled in cash. Upon any payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under this Plan will be reduced only by the number of Shares actually issued in such exercise or settlement. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender or withholding of Shares as full or partial payment of such exercise price, or if Shares are tendered or withheld to satisfy any withholding obligations of the Company or the Employer, the number of Shares so tendered or withheld will again be available for issuance pursuant to future Awards under this Plan.
(b)   Lapsed Awards.   If any outstanding Award under this Plan expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such award or the forfeited or repurchased Shares will again be available for grant under this Plan.
(c)   Share Reserve.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as are sufficient to satisfy the requirements of this Plan. The

Shares may consist, in whole or in part, of authorized but unissued Shares or Shares reacquired by the Company in any manner.
(d)   Shares under Plans of Acquired Companies.   Shares issued or transferred pursuant to an Award granted in substitution for outstanding awards, or in connection with assumed awards, previously granted by a company or other entity acquired by the Company or with which the Company combines, shall not count against the limits in the first sentence of Section 3(a) hereof.
4.   Administration of this Plan.
(a)   Procedure.
(i)   Multiple Administrative Bodies.   Different Committees with respect to different groups of Service Providers may administer this Plan.
(ii)   Rule 16b-3.   If a transaction is intended to be exempt under Rule 16b-3, then it will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)   Other Administration.   Other than as provided above, this Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.
(iv)   Delegation of Authority for Day-to-Day Administration.   Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of this Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)   Powers of the Administrator.   Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator has the authority, in its discretion to:
(i)   determine the Fair Market Value of Awards;
(ii)   select the Service Providers to whom Awards may be granted under this Plan;
(iii)   determine the number of Shares or cash to be covered by each Award granted under this Plan;
(iv)   determine when Awards are to be granted under this Plan and the applicable date of grant;
(v)   approve forms of Award Agreements for use under this Plan;
(vi)   determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the purchase price, the time or times when Awards may vest or be exercised (which may be based on Performance Goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, may determine;
(vii)   construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;
(viii)   forfeit vested and unvested Shares (or require the return of money equivalent if the Award was previously settled in cash or the Shares subject to a previously settled Award were previously sold) subject to a Participant’s outstanding Award(s) if such Participant’s continuous status as a Service Provider is terminated by the Company for Cause, and such may apply even if the terms and conditions of an Award Agreement are to the contrary;
(ix)   prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to the creation and administration of sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States;

(x)   amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, but any amendment that would adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent; provided further, however, that notwithstanding the foregoing or any provions in this Plan to the contrary, no amendment may be implemented that would reduce the exercise price of, reprice or cancel and re-grant outstanding Options without a prior affirmative vote of the Company’s shareholders;
(xi)   allow Participants to satisfy withholding tax obligations by electing to have the Company or the Employer withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld up to the maximum individual income tax rate in the applicable jurisdiction. The Fair Market Value of any Shares to be withheld is to be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose are to be made in such form and under such conditions as the Administrator may deem necessary or advisable;
(xii)   authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xiii)   allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;
(xiv)   determine whether Awards are to be settled in Shares, cash or in a combination of Shares and cash;
(xv)   determine whether Awards are to be adjusted for Dividend Equivalent Rights;
(xvi)   create Other Share-Based Awards for issuance under this Plan;
(xvii)   establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under this Plan;
(xviii)   impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
(xix)   establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award;
(xx)   interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to an Award;
(xxi)   to correct administrative errors; and
(xxii)   make all other determinations that the Administrator deems necessary or advisable for administering this Plan.
The express grant in this Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board.
(c)   Effect of Administrator’s Decision.   The Administrator’s decisions, determinations, actions and interpretations will be final, conclusive and binding on all persons having an interest in this Plan.

(d)   Indemnification.   The Company must defend and indemnify the Indemnitees to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any Claim to which any of them is a party by reason of any action taken or failure to act in connection with this Plan, or in connection with any Award granted under this Plan; and (ii) all amounts required to be paid by them in settlement of a Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person will be entitled to indemnification to the extent it is determined in such Claim that such person did not act in good faith and in a manner reasonably believed to be in the best interests of the Company (or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful). In addition, to be entitled to indemnification, the Indemnitee must, within thirty (30) days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. This right to indemnification is in addition to all other rights of indemnification available to the Indemnitee. For purposes of this Section 4(d), (y) the term “Claim” shall mean any claim, investigation, action, suit or proceeding, and any appeal therein, and (z) the term “Indemnitee” means members of the Board, the Committee, the Administrator, officers and Employees of the Company, the Employer or of an Affiliate to whom authority to act for the Board, the Committee, the Administrator or the Company or the Employer is delegated under this Plan.
5.   Eligibility.   With the exception of Incentive Stock Options, Awards may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees.
6.   Limitations.
(a)   $100,000 Limitation for Incentive Stock Options.   Each Option must be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Options with respect to such Shares are granted.
(b)   Non-Employee Director Annual Limits.   The grant date fair value (determined for financial reporting purposes) of all Awards granted in any calendar year to a Service Provider who is a non-Employee Director will not exceed $250,000.
(c)   Repricing and Reload Options Prohibited.   Except as provided in Section 15(a) (entitled “Adjustments”), and as an additional clarification to the latter language contained in Section 4(b)(x), the Company may not, without obtaining shareholder approval: (i) amend or modify the terms of any outstanding Option or SAR to reduce the exercise price of such outstanding Option or SAR; (ii) cancel, exchange or permit or accept the surrender of any outstanding Option or SAR in exchange for an Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR; or (iii) cancel, exchange or permit or accept the surrender of any outstanding Option or SAR in exchange for any other Award, cash or securities for purposes of repricing such Option or SAR.
(d)   Minimum Vesting Schedule.   Each Award issued under this Plan shall have a minimum vesting period of not less than one (1) year; provided, however, that (i) no minimum vesting period shall apply with respect to grants of up to five percent (5%) of the amount designated in Section 3(a) above, subject to adjustment as provided in Section 15(a), and (ii) this Section 6(d) shall not apply to Awards settled in cash.
7.   Options.
(a)   Grant of Options.   Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, may determine.

(b)   Option Agreement.   Each grant of an Option must be evidenced by an Award Agreement that specifies the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions (if any) applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
(c)   Term of Option.   The term of each Option must be stated in the Award Agreement. In the case of an Incentive Stock Option, the term must be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option must be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(d)   Option Exercise Price and Consideration.
(i)   Exercise Price.   The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option is to be determined by the Administrator, subject to the following:
(1)   In the case of an Incentive Stock Option:
(A)   granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price must be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B)   granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price must be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2)   In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator, but must not be less than the Fair Market Value per Share on the date of grant unless the terms of such Nonstatutory Stock Option comply with Section 409A of the Code.
(3)   Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)   Waiting Period and Exercise Dates.   At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. The Administrator may, in its sole discretion, accelerate the satisfaction of such conditions at any time.
(e)   Form of Consideration.   The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:
(i)   cash or cash equivalents;
(ii)   check made payable to the Company or as the Administrator may direct;
(iii)   in the discretion of the Administrator, surrendering or attesting to the ownership of Shares that are already owned by the Participant that meet the conditions established by the Administrator to avoid adverse accounting consequences, valued at their Fair Market Value on the date the Option is exercised;
(iv)   in the discretion of the Administrator, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes;
(v)   in the discretion of the Administrator, through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share. The number of net Shares to be received shall be rounded down to the nearest whole number of Shares;
(vi)   in the discretion of the Administrator, a reduction in the amount of any Company liability to the Participant;
(vii)   in the discretion of the Administrator, any combination of the foregoing methods of payment; or
(viii)   in the discretion of the Administrator, any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.
(f)   Exercise of Option.
(i)   Procedure for Exercise; Rights as a Shareholder.   Any Option granted under this Plan will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding), and (z) all representations and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option must be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment is to be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 or the applicable Award Agreement. Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)   Termination of Relationship as a Service Provider (Other than Death or Disability).   If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after the Participant ceasing to be a Service Provider, the vested portion of such Option will be exercisable for three (3) months after the Participant ceases to be a Service Provider (other than upon the Participant’s death or Disability). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date the Participant ceases to be a Service Provider (other than upon the Participant’s death or Disability), then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate and the Shares covered by the unexercised portion of the Option shall be forfeited.

(iii)   Disability of Participant.   If a Participant ceases to be a Service Provider as a result of his or her Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after the Participant ceasing to be a Service Provider as a result of his or her Disability, the vested portion of such Option will be exercisable for twelve (12) months after the Participant ceasing to be a Service Provider as a result of his or her Disability. Unless otherwise provided by the Administrator, if the Participant is not vested as to the Participant’s entire Option on the date he or she ceases to be a Service Provider as a result of his or her Disability, then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate and the Shares covered by the unexercised portion of the Option shall be forfeited.
(iv)   Death of Participant.   If a Participant dies while a Service Provider, the vested portion of the Option may be exercised within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his or her death; provided that such designation must be acceptable to the Administrator. If no beneficiary has been designated by the Participant, then the vested portion of the Option may be exercised by the personal representative of the Participant’s estate, or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after a Participant’s death, the vested portion of such Option will be exercisable for twelve (12) months after his or her death. Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of the Participant’s death, then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant’s beneficiary, personal representative or permitted transferee does not exercise the Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate.
8.   Restricted Shares.
(a)   Grant of Restricted Shares.   Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Restricted Shares to Service Providers in such amounts as the Administrator, in its sole discretion, determines.
(b)   Restricted Share Agreement.   Each Award of Restricted Shares must be evidenced by an Award Agreement that specifies the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
(c)   Removal of Restrictions.   The Administrator may, in its sole discretion, accelerate the time at which any restrictions will lapse or be removed.
(d)   Voting Rights.   Participants holding Restricted Shares may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(e)   Dividends and Other Distributions.   Restricted Shares will be entitled to receive all dividends and other distributions paid with respect to such Shares; provided, however, that if so determined by the Administrator and provided by the Award Agreement, such dividends and distributions shall be subject to the same restrictions on transferability and forfeitaibility as the Restricted Shares with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to shareholders (or, if later, the fifteenth (15th) day of the third month following the date such dividends or distributions are paid to shareholders).

9.   Share Appreciation Rights.
(a)   Grant of SARs.   Subject to the terms and conditions of this Plan, a SAR may be granted to a Service Provider at any time and from time to time as may be determined by the Administrator, in its sole discretion. The Administrator has complete discretion to determine the number of SARs granted to any Service Provider. Subject to the provisions of Section 6(b), the Administrator has complete discretion to determine the terms and conditions of SARs granted under this Plan, including the sole discretion to accelerate exercisability at any time, but the per Share exercise price that will determine the amount of the payment the Company receives upon exercise of a SAR will not be less than the Fair Market Value per Share on the date of grant unless the terms of such SAR comply with Section 409A of the Code.
(b)   SAR Agreement.   Each SAR grant must be evidenced by an Award Agreement that specifies the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
(c)   Expiration of SARs.   A SAR granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement; but no SAR may be exercisable later than ten (10) years after the date of grant. Notwithstanding the foregoing, Sections 7(f)(ii), 7(f)(iii) and 7(f)(iv) also apply to SARs.
(d)   Payment of SAR Amount.   Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company or the Employer in an amount determined by multiplying:
(i)   The difference between the Fair Market Value of a Share on the date of exercise and the exercise price; by
(ii)   The number of Shares with respect to which the SAR is exercised.
At the sole discretion of the Administrator, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.
10.   Restricted Share Units.
(a)   Grant of Restricted Share Units.   Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Restricted Share Units to Service Providers in such amounts as the Administrator, in its sole discretion, determines.
(b)   Restricted Share Unit Agreement.   Each Award of Restricted Share Units must be evidenced by an Award Agreement that specifies the number of Restricted Share Units granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.
(c)   Removal of Restrictions.   The Administrator may, in its sole discretion, accelerate the time at which any restrictions will lapse or be removed.
(d)   Voting Rights.   Participants holding Restricted Share Units shall have no voting rights with respect to Shares represented by Restricted Share Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
(e)   Dividends Equivalents.   The Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Share Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares during the period beginning on the date such Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Share Units as of the date of payment of such cash dividends on Shares, as determined by the Administrator. The number of additional Restricted Share Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Restricted

Share Units previously credited to the Participant by (b) the Fair Market Value per Share on such date. If so determined by the Administrator and provided by the Award Agreement, such cash amount or additional Restricted Share Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Share Units originally granted. If the Award Agreement provides for current payment of Dividend Equivalent Rights in cash, such amounts shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders (or, if later, the fifteenth (15th) day of the third (3rd) month following the date such dividends are paid to shareholders).
11.   Performance Shares and Performance Share Units.
(a)   Grant of Performance Shares and Performance Share Units.   Subject to the terms and conditions of this Plan, Performance Shares and Performance Share Units may be granted to Service Providers at any time and from time to time, as may be determined by the Administrator in its sole discretion. The Administrator has complete discretion in determining the number of Performance Shares and Performance Share Units granted to each Service Provider.
(b)   Value of Performance Shares and Performance Share Units.   Each Performance Share and Performance Share Unit must have an initial value established by the Administrator on or before the date of grant. Each Performance Share must have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)   Performance Goals and Other Terms.   The Administrator may set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Shares and Performance Share Units that will be paid out to the Participant. Each award of Performance Shares and Performance Share Units must be evidenced by an Award Agreement that specifies the Performance Period and such other terms and conditions as the Administrator in its sole discretion may determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, Employer-wide, divisional, or individual goals (including solely continued service), or any other basis determined by the Administrator in its sole discretion.
(d)   Earning of Performance Shares and Performance Share Units.   After the applicable Performance Period has ended, the holder of Performance Shares and Performance Share Units will be entitled to receive a payout of the number of Performance Shares or Performance Share Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. After the grant of Performance Shares or Performance Share Units, the Administrator may, in its sole discretion, reduce or waive any performance objectives for the Performance Shares or Performance Share Units.
(e)   Form and Timing of Payment of Performance Share Units.   Payment of earned Performance Share Units, if any, will be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Share Units in the form of cash, in Shares or in a combination of cash and Shares.
(f)   Cancellation of Performance Shares or Performance Share Units.   On the date set forth in the Award Agreement, all unearned or unvested Performance Shares and Performance Share Units will be forfeited to the Company, and the Shares subject to such Awards (if any) will again be available for grant under this Plan as set forth in Section 3.
12.   Other Share-Based Awards.   Other Share-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Administrator has authority to determine the Service Providers to whom and the time or times at which Other Share-Based Awards are to be made, the amount of such Other Share-Based Awards, and all other conditions of the Other Share-Based Awards, including any dividend or distribution rights and whether the Award should be paid in cash.
13.   Leaves of Absence.   Unless the Administrator provides otherwise, vesting of Awards granted under this Plan will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company or the Employer; provided, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the Employer or (ii) transfers between locations of the Company or the Employer or between the Company, the Employer or any Affiliate. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or the Employer is not guaranteed by statute or contract, then at the end of three (3) months after the expiration of the leave of absence, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
14.   Non-Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. If the Administrator makes an Award transferable, such Award may contain such additional terms and conditions as the Administrator deems appropriate.
15.   Adjustments; Dissolution or Liquidation; Change in Control.
(a)   Adjustments.   In the event of any change in the outstanding Shares by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, arrangement, business combination, repurchase or share exchange, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Shares, an adjustment will be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in Sections 3 and 6(b). Notwithstanding the preceding sentence, the number of Shares subject to any Award always will be a whole number.
(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to the transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award will lapse with respect to one hundred percent (100%) of the Shares underlying such Award, and that any Award vesting will accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such liquidation or dissolution.
(c)   Change in Control — Assumption, Continuation or Substitution.   This Section 15(c) will apply except to the extent otherwise provided in the Award Agreement. In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary entity of the successor corporation. With respect to Awards that are assumed or substituted, if on the date of (or following the assumption or substitution), the Participant’s status as a Service Provider is terminated without Cause within twenty-four (24) months following the date of the Change in Control, then all restrictions on Awards granted to such Participant will lapse, and the Participant will fully vest in and have the right to exercise, if applicable, his or her Awards, and, to the extent applicable, all Performance Goals and other vesting criteria will be deemed achieved at target levels and all other terms and conditions deemed satisfied. If the successor corporation refuses to assume or substitute for the Award, then immediately prior to such Change in Control, all outstanding Awards shall become fully vested, all applicable restrictions shall lapse, all Performance Goals and other vesting criteria shall be deemed achieved at targeted levels and, with respect to Options or SARs, Participants shall have the right to exercise the Option or SAR as to all of the Shares (or cash subject thereto), including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted on the Change in Control, the Committee shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For purposes of this Section 15(c), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to an Award immediately prior to the Change in Control, the consideration (whether securities, cash or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its parent entity, the Committee may, with the consent of the successor corporation, provide for the consideration to be received for each Share, and upon the exercise of the Option or SAR for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent entity equal in Fair Market Value to the per share consideration received by holders of Shares in the Change in Control. Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more Performance Goals shall not be considered assumed if the Company or its successor modifies any of the Performance Goals without the Participant’s consent; provided, however, a modification to Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.
16.   Date of Grant.   The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. The Administrator will provide a notice of the determination to each Participant within a reasonable time after the date of such grant.
17.   Board and Shareholder Approval; Term of Plan.   The Board approved the amendment and restatement of this Plan on [           ] and the Company’s shareholders approved the amendment and restatement of this Plan on [           ], to be effective [           ]. From the effectiveness of the amendment and restatement, this Plan will continue in effect for a term of ten (10) years unless terminated earlier under Section 18.
18.   Amendment and Termination of this Plan.
(a)   Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate this Plan.
(b)   Shareholder Approval.   The Company will obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(c)   Effect of Amendment or Termination.   No amendment, alteration, suspension, or termination of this Plan will materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination. No Shares shall be issued or sold under this Plan after the termination thereof, except upon exercise of an Award granted prior to the termination of this Plan. Notwithstanding the foregoing, or anything in this Plan to the contrary, the Administrator shall have unilateral authority to amend an Award, without Participant consent, to the minimum extent necessary to comply with Section 409A of the Code and such amendment shall not be deemed to materially impair the rights of such Participant.
19.   Conditions upon Issuance of Shares.
(a)   Legal Compliance.   Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting, as applicable, of the Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be subject to the approval of counsel for the Company with respect to such compliance.

(b)   Investment Representations.   As a condition to the exercise or receipt of Shares upon settlement of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or settlement that the Shares are being acquired only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.
(c)   Taxes.   As a condition to the exercise or settlement of an Award, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable withholding taxes arising in connection with the exercise or settlement of an Award under the laws of U.S. federal, state, local or non-U.S. jurisdictions. The Company shall not be required to issue any Shares under this Plan until the foregoing obligations are satisfied. Without limiting the generality of the foregoing, upon the exercise or settlement of any Award, the Company and the Employer shall have the right to withhold taxes from any compensation or other amounts that the Company or the Employer may owe to the Participant, or to require the Participant to pay to the Company or the Employer the amount of any taxes that the Company or the Employer may be required to withhold with respect to the Shares issued to the Participant. Without limiting the generality of the foregoing, the Administrator in its sole discretion may authorize the Participant to satisfy all or part of any withholding tax liability by: (i) having the Company withhold from the Shares that would otherwise be issued upon the exercise or settlement of an Award up to that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, sufficient to satisfy the withholding obligations based on the maximum individual income tax rate in the applicable jurisdiction; and/or (ii) delivering to the Company previously owned and unencumbered Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to the amount of the Company’s or the Employer’s withholding tax liability to be so satisfied. Subject to the preceding sentence, the exercisability or settlement of any Award Agreement shall be determined by the Administrator in its sole discretion.
20.   Severability.   Notwithstanding any contrary provision of this Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or any Award Agreement are invalid, illegal, or unenforceable in any respect, such provision will be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award, as applicable, will not in any way be affected or impaired thereby.
21.   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.
22.   No Rights to Awards.   No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of a Service Provider, Participant, or holders or beneficiaries of Awards under this Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
23.   No Shareholder Rights.   Except as otherwise provided in an Award Agreement, a Participant has none of the rights of a shareholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.
24.   Fractional Shares.   No fractional Shares will be issued and the Administrator will determine, in its sole discretion, whether cash will be paid in lieu of fractional Shares or whether such fractional Shares will be eliminated by rounding up or down as appropriate.
25.   Governing Law.   This Plan, all Award Agreements, and all related matters, are to be governed by the laws of the Province of British Columbia and the federal laws of Canada, without regard to choice of law principles that direct the Applicable Laws of another jurisdiction.
26.   No Effect on Terms of Employment or Consulting Relationship; Coordination with Any Employment Agreement.   This Plan does not confer upon any Participant any right as a Service Provider, nor does it interfere in any way with his or her right or the right of the Company, the Employer or an Affiliate to terminate the Participant’s service at any time, with or without Cause, and with or without notice. If a Service Provider has an employment agreement with the Company that addresses vesting of outstanding

Awards or the post-termination exercise period of outstanding Options and such terms in the employment agreement conflict with the terms of an Award Agreement, then such terms in the employment agreement shall prevail over the conflicting terms in the Award Agreement.
27.   No Trust or Fund Created.   Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any Participant acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
28.   Section 409A.   It is the intention of the Company that no Award be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and this Plan and the terms and conditions of all Awards are to be interpreted accordingly. The following rules will apply to Awards that are intended to comply with Section 409A:
(a)   Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) will occur no earlier than the expiration of the six-month (6) period following such separation from service.
(b)   In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution will be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
(c)   Each payment that a Participant may receive with respect to a 409A Award will be treated as a “separate payment” for purposes of Section 409A of the Code.
29.   Construction.   Headings in this Plan are included for convenience and are not to be considered in the interpretation of this Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan is to be construed according to its fair meaning and is not to be strictly construed against the Company or the Employer.
30.   Compensation Recoupment.   All compensation and Awards payable or paid under this Plan and any sub-plans will be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system or policy of the Company, the Employer or any Affiliate.
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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V94342-P47027 For Against Abstain For Against Abstain 1. Set the number of Directors to nine (9). 3. Equity Incentive Plan - Approve the Company's 2026 Equity Incentive Plan. 4. Appointment of Auditors - Ratify the appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the fiscal year ending December 31, 2026 at a remuneration to be set by the Directors. 2. Election of Directors Nominees: 2a. Marcelo Kim 2b. Christopher J. Robison 2c. Jonathan Cherry 2d. Andrew Cole 2e. Robert Dean 2f. Laura Dove 2g. Richie Haddock 2h. Jeffrey Malmen 2i. Alexander Sternhell PERPETUA RESOURCES CORP. The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PERPETUA RESOURCES CORP. 13181 HIGHWAY 55 PO BOX 429 DONNELLY, ID 83615 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PPTA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

V94343-P47027 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement, Annual Report and NI 51-102 Card are available at www.proxyvote.com. PERPETUA RESOURCES CORP. Annual General Meeting of Shareholders June 4, 2026 10:00 am Mountain Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) Jon Cherry and Mark Murchison, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of PERPETUA RESOURCES CORP. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 am Mountain Time, on June 4, 2026, virtually at www.virtualshareholdermeeting.com/PPTA2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side